     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526
	The Coventry Group
	(Exact name of registrant as specified in charter)

3435 Stelzer Rd.	Columbus, OH	43219
	(Address of principal executive offices)	(Zip code)

3435 Stelzer Rd.	Columbus, OH	43219
	(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-282-8782

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2011

Item 1. Reports to Stockholders.

ANNUAL REPORT
March 31, 2011

Boston Trust Investment Management, Inc.

Walden Asset Management
Advancing sustainable business practices since 1975

Annual Report
March 31, 2011

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Boston Trust and Walden Funds and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other environmental, social and governance initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by Foreside Distribution Services, L.P., Portland, ME.

The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc. do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Table of Contents

Economic and Market Summary	3

Boston Trust Balanced Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	10
Financial Statements	12
Financial Highlights	14

Boston Trust Equity Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	15
Financial Statements	16
Financial Highlights	18

Boston Trust Midcap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	19
Financial Statements	20
Financial Highlights	22

Boston Trust Small Cap Fund
Manager Commentary	8
Investment Performance	9
Schedule of Portfolio Investments	23
Financial Statements	24
Financial Highlights	26

Environmental, Social and Governance Research and Action Update	28

Walden Social Balanced Fund
Manager Commentary	30
Investment Performance	31
Schedule of Portfolio Investments	36
Financial Statements	38
Financial Highlights	40

Walden Social Equity Fund
Manager Commentary	30
Investment Performance	31
Schedule of Portfolio Investments	39
Financial Statements	40
Financial Highlights	42

Walden Small Cap Innovations Fund
Manager Commentary	32
Investment Performance	33
Schedule of Portfolio Investments	43
Financial Statements	44
Financial Highlights	46

Notes to Financial Statements	47
Report of Independent Public Accounting Firm	53
Supplementary Information	54
Investment Adviser Contract Approval	57
Information About Trustees and Officers	59

Photography credits:
•	Cover: Bruce Field
•	Pages 1 and 7: Jim Gallagher
•	Pages 5 and 33: Rebecca Monette
•	Pages 9 and 31: Janet C. Dygert

This page intentionally left blank.

Economic and Market Summary (Unaudited)

Domenic Colasacco, CFA

Portfolio Manager and President
Boston Trust Investment Management, Inc.

Stock prices, over longer time-periods, reflect economic conditions generally and trends in corporate profits in particular. Shorter-term price movements, however, are driven most often by the perceived impact that political and business related events will have on longer-term economic health. Through the first few months of 2011, investors had to assess a series of political revolutions in the Middle East and the devastating earthquake in Japan. Neither of these has yet to be fully resolved. In the Middle East, revolutions could spread and threaten additional key oil producing regions; while in Japan the full extent of radiation damage—particularly its impact on the world’s third largest economy—remains subject to conflicting reports and opinions.

Initially, investors reacted negatively to both news reports, depressing equity markets around the globe. In the United States, the S&P 500 Index1 fell by roughly 7% during the latter weeks of February and the first part of March. By quarter end, though, nearly all of the price declines had been recouped. Indeed, the S&P 500 ended the first quarter of 2011 roughly 15% above levels of a year ago and about 30% higher than the market lows reached last summer. At least for the moment, investors have concluded that neither the turmoil in the Middle East nor the catastrophe in Japan is likely to pose a meaningful threat to the gradual, yet widespread, business recovery that is underway in most developed and emerging economies. Yet, for prices to continue upward, we believe it is imperative that key economic metrics such as employment, total income, capital spending and corporate profits continue to improve.

Our Economic Outlook

We expect 2011 to be another year of modest growth in Gross Domestic Product2, with comparatively low reported inflation and further gains in corporate profits. Stock prices tend to rise in such an environment far more often than not. While most of the headline news in recent months was ominous, nearly all of the key economic reports have been at the better end of expectations, in particular the key employment statistics. Our economy added roughly 600,000 new private sector jobs in the first quarter of 2011, the best period since the financial crisis began. Recent gains were sufficient to bring the unemployment rate below 9% for the first time in nearly two years.

Paradoxically, despite all the political rhetoric, the divergent views of Democrats and Republicans led to a more stimulative budget for this fiscal year than we were likely to receive exclusively from either side. Democrats held firm for more spending, while Republicans demanded lower taxes. The creative, breakthrough compromise for the fiscal 2011 budget was to do both.

Lower taxes with more government spending, however, is not a sustainable option. At some point, our trade and budget deficits need to be reduced, as must those in other developed economies. In managing the Fund, we will seek to balance such longer-term domestic and global economic challenges with what still currently remains an equity friendly investment environment.

[1]

The Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is widely regarded as a gauge of the U.S. equities market.This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

[2]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

Boston Trust Balanced Fund Boston Trust Equity Fund
March 31, 2011
Domenic Colasacco, CFA
Portfolio Manager and President Boston Trust Investment Management, Inc.
Balanced Fund Objective
The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.
Equity Fund Objective
The Fund seeks long-term capital growth through an actively managed portfolio of stocks.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review
The Boston Trust Balanced Fund was well positioned to participate in the favorable stock market trend over the past twelve months. Our constructive views about the sustainability of the current economic recovery—despite the frequent ominous headlines—led us to retain the Fund’s equity allocation near 70% for most of the past year. While the Fund’s performance benefited from the above average equity exposure (the usual range is 45% to 75%), the Fund’s performance modestly trailed its Morningstar peer group average for the 12-month period. We are pleased that during this period of sharply rising markets the Fund’s emphasis on high quality, lower risk equity investments did not significantly constrain results. In contrast, the Fund’s bond segment performance fell short of the Barclays Capital U.S. Government/Credit Bond Index as longer maturity, and lower credit quality issues led the market higher. Given today’s low starting yields, we believe total returns for the fixed income segment in the year ahead are likely to be modest, and that the risks of extending maturities or increasing credit risk are substantial. We therefore have focused our efforts to achieve attractive total returns on the equity segment. As outlined on the performance chart on page 5, however, the Fund’s long term results remain attractive.

The Boston Trust Equity Fund returned 15.48% for 12-month period ended March 31, 2011 compared to the 15.65% for the S&P 500 Index. The very modest underperformance of the Fund resulted from the comparison to an unmanaged benchmark that reflects no deduction for fees and expenses; the Funds’ expense ratio is 1%. We are pleased to report strong, absolute returns during a period when more volatile, riskier stocks such as those of commodities and energy companies were in favor. As is the case with the Balanced Fund, performance is above average for longer term periods that include a complete market and economic cycle.

Our Investment Strategy
In our view, stocks remain fairly priced by past standards, and are attractive compared to the low yields available in both money market instruments and bonds. Unless there is a significant change in the economic trend or a sharp rise in prices, we expect to keep the Balanced Fund’s equity exposure at the upper end of the range in the months ahead. We believe equity values will continue to be supported by a combination of the ample corporate cash flow and the continued profit growth we anticipate for the remainder of 2011 and into 2012.*

Within the Balanced Fund’s equity segment, and in the Boston Trust Equity Fund, we have emphasized stocks of companies that we believe will benefit comparatively from the broad global economic recovery that is underway. These include stocks in the industrial, energy, and financial industries. We also continued to emphasize stocks of higher quality companies. In our view higher quality stocks are not likely to decline as much as stocks generally if the pace of economic recovery decelerates unexpectedly. We also believe they remain attractively priced compared to equity securities of most risky, less proven companies.*

Our investment position within the fixed income segment is also unchanged; the Boston Trust Balanced Fund continues to prefer investment-grade issues with comparatively short maturities. From a total return perspective, the incremental yield available in longer-maturity or higher credit risk bonds is insufficient in our view to compensate for the potential loss in principal value if interest rates rise or credit conditions deteriorate.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Balanced Fund Boston Trust Equity Fund March 31, 2011

	Annualized
	1 Year	5 Years	10 Years	Since
	Ended	Ended	Ended	Inception
	3/31/11	3/31/11	3/31/11	10/1/03
Boston Trust Balanced Fund[1]	11.65%	5.59%	5.78%	—
Boston Trust Equity Fund1[1]	15.48%	4.78%	—	6.44%
S&P 500 Index	15.65%	2.62%	3.29%	5.69%

Barclays Capital U.S. Government/Credit Bond Index	5.26%	5.83%	5.53%	—

Citigroup 90-Day U.S. Treasury Bill Index	0.15%	2.10%	2.12%	—

Morningstar U.S. Open-End Moderate Allocation Funds Avg.	11.97%	3.55%	4.36%	—

Hypothetical Growth of a $10,000 Investment

The top chart represents historical 10-year performance of a hypothetical investment of $10,000 in the Boston Trust Balanced Fund. The bottom chart represents historical performance of a hypothetical investment of $10,000 in the Boston Trust Equity Fund from October 1, 2003 to March 31, 2011. Both charts represent the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Balanced Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”) which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays Capital U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Balanced Fund

Fund Net Asset Value:	$31.56
Gross Expense Ratio[1]:	1.09%

Equity Fund

Fund Net Asset Value:	$14.46
Gross Expense Ratio[1]:	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2010. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Balanced Fund’s Net Expense Ratio would be 1.01%, and the Equity Fund’s Net Expense Ratio would be 1.00%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2011 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Boston Trust Midcap Fund
March 31, 2011
Stephen J. Amyouny, CFA
Portfolio Manager Boston Trust Investment Management, Inc.
Fund Objective
The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review
The Boston Trust Midcap Fund posted a return of 29.32% for the year ended March 31, 2011. Although performance among sectors was broad-based and generally quite good, the Fund achieved particularly strong results within its more economically-sensitive industries, such as the industrial products & services, information technology, and consumer discretionary sectors. Security selection within the information technology sector also contributed significantly to performance as several of the Fund’s larger positions within this sector appreciated sharply during this period. Additionally, energy stocks benefited from the sharp increase in oil prices. Fund holdings within the more defensive, less economically-sensitive sectors, such as utilities and telecommunications, generally performed poorly relative to the broader market.

During the most recent quarter, two distinct and visible trends proved a headwind to the Fund: 1) investors’ appetite for risk was evident by the strong performance of stocks with high betas1 (i.e. volatility); and 2) the stocks of companies with significant leverage to commodity prices, especially within the energy and materials sectors, performed very well. With the exception of the brief period in which stocks came under selling pressure—primarily related to the Libyan uprising and the Japanese tsunami—investors rewarded the riskier stocks in the market. The Fund, which contains high-quality companies that favor steady and predictable earnings, did not benefit from these trends. Partially offsetting this headwind was our sector allocation decisions, which had a modestly positive impact. Although our portfolios are well-diversified with representation across all sectors, our modest overweight in healthcare and our underweight in financials provided positive contributions.*

Portfolio Strategy:
Equities have rebounded substantially from the market bottom reached approximately two years ago, yet we believe that further gains are likely if corporate earnings and healthy free cash flows materialize as expected. Should these gains continue we believe that our high quality investment discipline is well positioned to reap these benefits. Providing some level of support to equity prices is the substantial cash balances and financial strength of our companies. Measures of balance sheet strength look remarkably robust and bode well for future capital growth, rising acquisition activity, and greater shareholder returns.*

The Fund remains well-diversified with an emphasis on multi-national companies with significant growth opportunities in developing regions of the world (e.g. technology and industrial product companies). This tilt toward economically-sensitive global industries and companies has provided positive benefits over the last 18 months; yet, we continue to assess the risk and reward potential of each Fund holding. If an external event disrupts the favorable trends that we anticipate, we believe the quality of our selections may, as in the past, provide a measure of protection.

1	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A Beta of 1 indicates that the security will move with the market, greater than 1 indicates that it’s more volatile than the market, and less than 1 indicates that it’s less volatile than the market.
*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Midcap Fund March 31, 2011

	Annualized
	1 Year	Since
	Ended	Inception
	3/31/11	9/24/07
Boston Trust Midcap Fund[1]	29.32%	6.63%
Russell Midcap® Index	24.27%	2.27%

Hypothetical Growth of a $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Boston Trust Midcap Fund from September 24, 2007 to March 31, 2011, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$11.96
Gross Expense Ratio[1]:	1.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2010. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2011 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Boston Trust Small Cap Fund
March 31, 2011
Kenneth P. Scott, CFA
Portfolio Manager Boston Trust Investment Management, Inc.
Fund Objective
The Fund is to seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review
The Boston Trust Small Cap Fund, which focuses on higher quality, innovative companies, rose 25.78% for the year ended March 31, 2011, in-line with the robust performance of the Russell 2000® Index. For the trailing three-year, five-year, and ten-year periods ended March 31, 2011, the Fund outperformed the benchmark with less volatility.

Contributors and Detractors to Performance
Overall, the Fund participated, albeit not fully, in the strong market rise of most quarters this fiscal year, while avoiding some of the downturn last spring. This performance pattern is consistent, in our view, with the Fund’s focus on higher quality, innovative companies. Generally speaking, higher quality firms underperform in a period of sharply rising stock prices. And, by certain measures of financial quality, such as returns on capital, and the stability of profitability, it appears that higher quality small cap firms did modestly underperform the small cap market during the past year, especially during the summer months. The Fund’s higher quality profile benefited from the market’s volatility this past year, in our view, while the acquisition of four Fund holdings in late 2010 also contributed positively. As noted previously, we aim to maintain Fund sector weights comparable to those of the overall market. Thus, our sector composition generally has no significant impact on overall performance.*

The best-performing Fund holdings through the full year period were CARBO Ceramics, Inc. (CRR), which represented 3.13% of the Fund at March 31, 2011, Hain Celestial Group, Inc. (HAIN)(0.61%), Lindsay Manufacturing Co. (LNN)(1.23%), and Under Armour, Inc. (UA)(1.71%). Conversely, the Fund laggards for the full year period were eHealth, Inc. (EHTH)(0.88%), Itron, Inc. (ITRI)(0.30%), Net 1 UEPS Technologies, Inc. (UEPS)(0.46%), and NutriSystem, Inc. (NTRI)(0.32%).*

Changes in Fund Positions
We sold the entire position of 17 small-cap stocks during the year. Five firms, including Lululemon Athletica (LULU), grew over Boston Trust’s upper market cap threshold. Four firms, including Baldor Electric (BEZ), were acquired. We sold 8 firms from the Fund due to concerns about the sustainability of future profitability or deteriorating fundamentals. These included Pre-Paid Legal Services (PPD) and Timberland (TBL).*

Conversely, we established new positions in 27 higher quality, innovative small cap company stocks during the fiscal year. Examples include East West Bancorp, Inc. (EWBC) (1.58%), Hub Group, Inc. (HUBG)(0.48%), InterDigital, Inc. (IDCC)(1.06%), NIC, Inc. (EGOV)(0.64%), and OYO Geospace Corp. (OYOG)(0.49%).

Fund Manager Outlook
With a trailing Price-to-Earnings1 ratio of 39x at March 31, 2011, the valuation of the Russell 2000® implies a continued, strong recovery in small cap company earnings. The market may have an overly optimistic outlook for small cap firms overall, and a shortfall in sales and earnings may prove disappointing. However, if the economy continues to improve, and small cap stocks live up to market expectations for growth, then these stocks may continue to perform well. In either case, we continue to believe that our focus on innovative, higher quality, more reasonably valued stocks leveraged to more sustainable elements of economic growth, may continue to provide value to clients’ overall portfolios over time.

1	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.
*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Small Cap Fund March 31, 2011

	Annualized
	1 Year	5 Years	10 Years
	Ended	Ended	Ended
	3/31/11	3/31/11	3/31/11
Boston Trust Small Cap Fund1,*	25.78%	7.42%	10.43%
Russell 2000® Index	25.79%	3.35%	7.87%

Hypothetical Growth of a $10,000 Investment

The chart represents historical 10-year performance of a hypothetical investment of $10,000 in the Boston Trust Small Cap Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*

The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective investment fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation for its initial year of investment operations. The performance of the collective investment fund was restated to reflect the expenses associated with the mutual fund. The collective investment fund was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the collective investment fund had been registered, the collective investment fund’s performance may have been adversely affected.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.00
Gross Expense Ratio[1]:	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2010. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.02%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2011 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Schedule of Portfolio Investments	Boston Trust Balanced Fund March 31, 2011

COMMON STOCKS (72.6%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (5.8%)
Comcast Corp., Class A	100,000	2,472,000
Johnson Controls, Inc.	30,000	1,247,100
NIKE, Inc., Class B	40,000	3,028,000
Omnicom Group, Inc.	50,000	2,453,000
Ross Stores, Inc.	50,000	3,556,000
Target Corp.	15,000	750,150
		13,506,250
Consumer Products (10.0%)
Church & Dwight Co., Inc.	15,000	1,190,100
Costco Wholesale Corp.	35,000	2,566,200
Diageo PLC, Sponsored ADR	25,000	1,905,500
Kellogg Co.	25,000	1,349,500
McCormick & Co., Inc.	60,000	2,869,800
McDonald’s Corp.	12,500	951,125
Nestle SA, Sponsored ADR	15,000	862,200
PepsiCo, Inc.	40,000	2,576,400
Procter & Gamble Co.	40,000	2,464,000
SYSCO Corp.	125,000	3,462,500
Walgreen Co.	80,000	3,211,200
		23,408,525
Energy (11.9%)
Apache Corp.	25,000	3,273,000
Chevron Corp.	50,000	5,371,500
ConocoPhillips	50,000	3,993,000
Denbury Resources, Inc.(a)	40,000	976,000
Devon Energy Corp.	10,000	917,700
Exxon Mobil Corp.	100,000	8,413,000
Schlumberger Ltd.	50,000	4,663,000
		27,607,200
Financial Services (9.1%)
BB&T Corp.	25,000	686,250
Chubb Corp.	60,000	3,678,600
Cincinnati Financial Corp.	125,000	4,100,000
Comerica, Inc.	45,000	1,652,400
JPMorgan Chase & Co.	35,000	1,613,500
M&T Bank Corp.	10,000	884,700
Northern Trust Corp.	25,000	1,268,750
PNC Financial Services Group, Inc.	25,000	1,574,750
State Street Corp.	25,000	1,123,500
SunTrust Banks, Inc.	25,000	721,000
T. Rowe Price Group, Inc.	60,000	3,985,200
		21,288,650
Health Care (7.2%)
Becton, Dickinson & Co.	40,000	3,184,800
C.R. Bard, Inc.	32,500	3,227,575
DENTSPLY International, Inc.	60,000	2,219,400
Johnson & Johnson, Inc.	25,000	1,481,250
Medtronic, Inc.	40,000	1,574,000
Saint Jude Medical, Inc.	35,000	1,794,100
Stryker Corp.	25,000	1,520,000
Varian Medical Systems, Inc.(a)	25,000	1,691,000
		16,692,125
Industrial Materials (3.3%)
Air Products & Chemicals, Inc.	25,000	2,254,500
AptarGroup, Inc.	40,000	2,005,200
Ecolab, Inc.	25,000	1,275,500
Sigma-Aldrich Corp.	35,000	2,227,400
		7,762,600

	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

Industrial Products & Services (13.4%)
3M Co.	20,000	1,870,000
Donaldson Co., Inc.	75,000	4,596,750
Emerson Electric Co.	75,000	4,382,250
Hubbell, Inc., Class B	40,000	2,841,200
Illinois Tool Works, Inc.	65,000	3,491,800
Precision Castparts Corp.	30,000	4,415,400
Rockwell Collins, Inc.	50,000	3,241,500
United Parcel Service, Inc., Class B	40,000	2,972,800
W.W. Grainger, Inc.	25,000	3,442,000
		31,253,700
Information Technology (11.9%)
Accenture PLC, Class A	75,000	4,122,750
Apple, Inc.(a)	5,000	1,742,250
Automatic Data Processing, Inc.	75,000	3,848,250
Cisco Systems, Inc.	25,000	428,750
EMC Corp.(a)	150,000	3,982,500
Hewlett-Packard Co.	5,000	204,850
Intel Corp.	50,000	1,008,500
International Business Machines Corp.	27,500	4,484,425
Microsoft Corp.	125,000	3,170,000
Oracle Corp.	140,000	4,671,800
		27,664,075
TOTAL COMMON STOCKS (Cost $106,590,194)		169,183,125

CORPORATE BONDS (3.6%)
Basic Materials (0.1%)
Weyerhaeuser Co., 7.25%, 7/1/13	300,000	314,862
Consumer Products (0.2%)
Diageo Capital PLC, 5.50%, 9/30/16	500,000	557,541
Financial Services (2.5%)
American Express Bank FSB, BKNT, 6.00%,
9/13/17	200,000	221,905
American Express Co.
7.00%, 3/19/18	1,500,000	1,755,553
8.13%, 5/20/19	1,675,000	2,093,097
John Deere Capital Corp., Series D, 5.35%,
4/3/18	1,000,000	1,102,891
National Rural Utilities Cooperative Finance Corp.,
10.38%, 11/1/18	500,000	683,650
		5,857,096
Industrial Products & Services (0.2%)
Emerson Electric Co., 5.13%, 12/1/16	300,000	334,618
Information Technology (0.4%)
Oracle Corp., 5.75%, 4/15/18	750,000	841,066
Telecommunications (0.2%)
AT&T, Inc., 5.63%, 6/15/16	500,000	559,965
TOTAL CORPORATE BONDS (Cost $7,355,600)		8,465,148

10	See Notes to Financial Statements

Schedule of Portfolio Investments (cont.)	Boston Trust Balanced Fund March 31, 2011

MUNICIPAL BONDS (2.9%)
	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

Florida (0.6%)
Florida State Board of Education, Series A, GO,
4.75%, 1/1/20, Callable 1/1/12 @ 101	300,000	312,747
Florida State Board of Education, Series D, GO,
5.00%, 6/1/21, Callable 6/1/17 @ 101	1,000,000	1,088,130
		1,400,877
Illinois (0.6%)
Illinois State, GO, 5.00%, 4/1/24, Callable 4/1/17
@ 100	500,000	478,110
Illinois State, Series A
5.00%, 3/1/22, Callable 3/1/14 @ 100	750,000	731,505
5.00%, 6/1/29, Callable 12/1/16 @ 100	250,000	228,105
		1,437,720
Massachusetts (0.9%)
Massachusetts State Development Finance Agency
Revenue, Series R-2, 5.00%, 7/1/28, Callable
7/1/20 @ 100	460,000	475,442
Massachusetts State Health & Educational
Facilities Authority Revenue, Series A, 5.00%,
12/15/26, GO of Institution, Callable 12/15/19
@ 100	1,500,000	1,619,445
		2,094,887
Ohio (0.2%)
Ohio State, Series D, GO, 4.50%, 9/15/22,
NATL-RE, Callable 3/15/16 @ 100	500,000	512,005
Washington (0.1%)
Washington State, Series C, GO, 5.00%, 2/1/26,
Callable 2/1/19 @ 100	250,000	262,183
Wisconsin (0.5%)
Wisconsin State, Series C, GO, 5.00%, 5/1/25,
Callable 5/1/18 @ 100	200,000	210,572
Wisconsin State, Series D, GO, 5.50%, 5/1/26,
Callable 5/1/18 @ 100	750,000	816,757
		1,027,329
TOTAL MUNICIPAL BONDS (Cost $6,888,054)		6,735,001

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (19.3%)
	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

Federal Home Loan Bank
2.25%, 4/13/12	7,500,000	7,645,650
4.88%, 12/14/12	12,000,000	12,830,172
5.25%, 9/13/13	5,000,000	5,490,620
5.25%, 12/9/22	1,000,000	1,099,905
5.38%, 6/8/12	5,000,000	5,291,055
Government National Mortgage Association
6.00%, 10/15/36	1,222,236	1,346,434
U.S. Treasury Bills(a)(b)
0.11%, 6/9/11	1,500,000	1,499,827
0.13%, 4/21/11	3,500,000	3,499,864
U.S. Treasury Inflation Protected Bonds
1.25%, 7/15/20	6,057,900	6,265,653
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $43,326,884)		44,969,180

INVESTMENT COMPANIES (1.6%)
Victory Federal Money Market, Investor Shares,
0.01% (c)	3,818,329	3,818,329
Total Investment Companies (Cost $3,818,329)		3,818,329
Total Investments (Cost $167,979,061) (d) — 100.0%		233,170,783
Other assets in excess of liabilities — 0.0%		57,378
NET ASSETS — 100.0%		$233,228,161

(a)	Non-income producing security.
(b)	Rate represents the effective yield at purchase.
(c)	Rate disclosed is the seven day yield as of March 31, 2011.
(d)	See Federal Tax Information listed in the Notes to Financial Statements.
ADR	American Depositary Receipt
BKNT	Bank Note
FSB	Federal Savings Bank
GO	General Obligation
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
PLC	Public Limited Company

See Notes to Financial Statements	11

Financial Statements	Boston Trust Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011

Assets:
Investments, at fair value (cost $167,979,061)	$233,170,783
Interest and dividends receivable	915,289
Receivable for investments sold	934,249
Receivable for capital shares issued	84
Prepaid expenses and other assets	18,668
Total Assets	235,039,073
Liabilities:
Payable for investments purchased	1,562,734
Payable for capital shares redeemed	23,600
Accrued expenses and other liabilities:
Investment adviser	162,938
Administration and accounting	5,809
Custodian	4,173
Transfer agent	1,861
Trustee	738
Other	49,059
Total Liabilities	1,810,912
Net Assets	$233,228,161
Composition of Net Assets:
Capital	$169,532,580
Accumulated net investment income	792,716
Accumulated net realized losses from investment transactions	(2,288,857)
Net unrealized appreciation from investments	65,191,722
Net Assets	$233,228,161
Shares Outstanding (par value $0.01, unlimited number of shares authorized)	7,390,865
Net Asset Value, Offering Price and Redemption Price per share	$31.56

STATEMENT OF OPERATIONS
For the year ended March 31, 2011

Investment Income:
Interest	$2,331,457
Dividends	2,857,910
Total Investment Income	5,189,367
Expenses:
Investment adviser	1,558,874
Administration and accounting	422,609
Trustee	14,925
Custodian	40,977
Transfer agency	19,541
Chief compliance officer	11,148
Recoupment of prior expenses reimbursed by the investment adviser	17,016
Other	130,871
Total expenses before fee reductions	2,215,961
Fees voluntarily reduced by the administrator	(136,554)
Net Expenses	2,079,407
Net Investment Income	3,109,960
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	286,430
Change in unrealized appreciation from investments	20,040,206
Net realized/unrealized gains from investments	20,326,636
Change in Net Assets Resulting from Operations	$23,436,596

12	See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2011	2010

Investment Activities:
Operations:
Net investment income	$3,109,960	$3,221,977
Net realized gains from investment transactions	286,430	946,272
Change in unrealized appreciation/depreciation from investments	20,040,206	34,043,468
Change in Net Assets Resulting from Operations	23,436,596	38,211,717
Dividends:
Net investment income	(3,144,788)	(3,153,684)
Change in Net Assets Resulting from Shareholder Dividends	(3,144,788)	(3,153,684)
Capital Share Transactions:
Proceeds from shares issued	26,295,763	26,227,435
Dividends reinvested	2,969,891	3,011,645
Cost of shares redeemed	(16,640,819)	(12,386,127)
Change in Net Assets Resulting from Capital Share Transactions	12,624,835	16,852,953
Change in Net Assets	32,916,643	51,910,986
Net Assets:
Beginning of period	200,311,518	148,400,532
End of period	$233,228,161	$200,311,518
Share Transactions:
Issued	877,206	973,787
Reinvested	99,062	109,834
Redeemed	(568,537)	(461,327)
Change in Shares	407,731	622,294
Accumulated net investment income	$792,716	$827,544

See Notes to Financial Statements	13

Financial Highlights	Boston Trust Balanced Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$28.69	$23.33	$30.31	$29.87	$29.11

Investment Activities:
Net investment income	0.44	0.47	0.49(a)	0.46	0.46
Net realized and unrealized gains (losses) from investment transactions	2.88	5.36	(6.11)	1.42	2.13
Total from Investment Activities	3.32	5.83	(5.62)	1.88	2.59

Dividends:
Net investment income	(0.45)	(0.47)	(0.52)	(0.45)	(0.43)
Net realized gains from investments	—	—	(0.84)	(0.99)	(1.40)
Total Dividends	(0.45)	(0.47)	(1.36)	(1.44)	(1.83)

Net Asset Value, End of Period	$31.56	$28.69	$23.33	$30.31	$29.87
Total Return	11.65%	25.08%	(18.68)%	6.06%	8.98%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$233,228	$200,312	$148,401	$183,314	$170,307
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.50%	1.84%	1.80%	1.46%	1.50%
Ratio of expenses (before fee reductions) to average net assets(b)	1.07%	1.08%	1.08%	1.08%	1.07%
Portfolio Turnover Rate	15.76%	12.90%	21.30%	33.49%	37.24%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

14	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund March 31, 2011

COMMON STOCKS (99.6%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (7.4%)
Comcast Corp., Class A	40,000	988,800
Johnson Controls, Inc.	18,000	748,260
NIKE, Inc., Class B	7,500	567,750
Omnicom Group, Inc.	25,000	1,226,500
Ross Stores, Inc.	12,500	889,000
Target Corp.	5,000	250,050
		4,670,360
Consumer Products (12.2%)
Church & Dwight Co., Inc.	7,500	595,050
Costco Wholesale Corp.	15,000	1,099,800
Diageo PLC, Sponsored ADR	12,500	952,750
Kellogg Co.	5,000	269,900
McCormick & Co., Inc.	15,000	717,450
McDonald’s Corp.	2,500	190,225
PepsiCo, Inc.	12,500	805,125
Procter & Gamble Co.	12,500	770,000
SYSCO Corp.	40,000	1,108,000
Walgreen Co.	30,000	1,204,200
		7,712,500
Energy (16.4%)
Apache Corp.	12,000	1,571,040
Chevron Corp.	16,000	1,718,880
ConocoPhillips	20,000	1,597,200
Denbury Resources, Inc.(a)	10,000	244,000
Devon Energy Corp.	5,000	458,850
Exxon Mobil Corp.	35,000	2,944,550
Schlumberger Ltd.	20,000	1,865,200
		10,399,720
Financial Services (12.9%)
Chubb Corp.	22,000	1,348,820
Cincinnati Financial Corp.	40,000	1,312,000
Comerica, Inc.	17,500	642,600
JPMorgan Chase & Co.	10,000	461,000
M&T Bank Corp.	5,000	442,350
Northern Trust Corp.	7,500	380,625
PNC Financial Services Group, Inc.	12,500	787,375
State Street Corp.	12,500	561,750
SunTrust Banks, Inc.	10,000	288,400
T. Rowe Price Group, Inc.	30,000	1,992,600
		8,217,520
Health Care (10.2%)
Becton, Dickinson & Co.	15,000	1,194,300
C.R. Bard, Inc.	12,500	1,241,375
DENTSPLY International, Inc.	30,000	1,109,700
Johnson & Johnson, Inc.	3,500	207,375
Medtronic, Inc.	20,000	787,000
Saint Jude Medical, Inc.	10,000	512,600
Stryker Corp.	12,500	760,000
Varian Medical Systems, Inc.(a)	10,000	676,400
		6,488,750
Industrial Materials (5.8%)
Air Products & Chemicals, Inc.	10,000	901,800
AptarGroup, Inc.	15,000	751,950
Ecolab, Inc.	15,000	765,300
Sigma-Aldrich Corp.	20,000	1,272,800
		3,691,850
Industrial Products & Services (18.2%)
3M Co.	5,000	467,500
Donaldson Co., Inc.	25,000	1,532,250
Emerson Electric Co.	35,000	2,045,050
Hubbell, Inc., Class B	10,000	710,300
Illinois Tool Works, Inc.	25,000	1,343,000
Precision Castparts Corp.	15,000	2,207,700
Rockwell Collins, Inc.	15,000	972,450
United Parcel Service, Inc., Class B	9,000	668,880
W.W. Grainger, Inc.	11,500	1,583,320
		11,530,450
Information Technology (16.5%)
Accenture PLC, Class A	25,000	1,374,250
Apple, Inc.(a)	1,250	435,563
Automatic Data Processing, Inc.	25,000	1,282,750
Cisco Systems, Inc.	17,500	300,125
EMC Corp.(a)	65,000	1,725,750
Hewlett-Packard Co.	5,000	204,850
Intel Corp.	20,000	403,400
International Business Machines Corp.	10,000	1,630,700
Microsoft Corp.	50,000	1,268,000
Oracle Corp.	55,000	1,835,350
		10,460,738
TOTAL COMMON STOCKS (Cost $37,444,865)		63,171,888

INVESTMENT COMPANIES (0.3%)
Victory Federal Money Market, Investor Shares, 0.01% (b)	214,061	214,061
Total Investment Companies (Cost $214,061)		214,061
Total Investments (Cost $37,658,926) (c) — 99.9%		63,385,949
Other assets in excess of liabilities — 0.1%		77,491

NET ASSETS — 100.0%		$63,463,440

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2011.
(c)	See Federal Tax Information listed in the Notes to Financial Statements.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements	15

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011

Assets:
Investments, at fair value (cost $37,658,926)	$63,385,949
Dividends receivable	108,110
Receivable for investments sold	483,878
Prepaid expenses and other assets	4,678
Total Assets	63,982,615
Liabilities:
Payable for investments purchased	459,304
Accrued expenses and other liabilities:
Investment adviser	39,558
Administration and accounting	1,595
Custodian	1,578
Transfer agent	2,066
Trustee	227
Other	14,847
Total Liabilities	519,175
Net Assets	$63,463,440
Composition of Net Assets:
Capital	$40,653,132
Accumulated net investment income	131,770
Accumulated net realized losses from investment transactions	(3,048,485)
Net unrealized appreciation from investments	25,727,023
Net Assets	$63,463,440
Shares Outstanding (par value $0.01, unlimited number of shares authorized)	4,388,108
Net Asset Value, Offering Price and Redemption Price per share	$14.46

STATEMENT OF OPERATIONS
For the year ended March 31, 2011

Investment Income:
Dividends	$1,026,926
Total Investment Income	1,026,926
Expenses:
Investment adviser	415,918
Administration and accounting	115,179
Trustee	3,986
Custodian	12,966
Transfer agency	19,563
Chief compliance officer	2,966
Other	34,579
Total expenses before fee reductions	605,157
Fees voluntarily reduced by the administrator	(36,462)
Fees contractually reduced by the investment adviser	(13,866)
Net Expenses	554,829
Net Investment Income	472,097
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	242,815
Change in unrealized appreciation from investments	7,726,327
Net realized/unrealized gains from investments	7,969,142
Change in Net Assets Resulting from Operations	$8,441,239

16	See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2011	2010

Investment Activities:
Operations:
Net investment income	$472,097	$440,449
Net realized gains from investment transactions	242,815	774,817
Change in unrealized appreciation from investments	7,726,327	16,019,763
Change in Net Assets Resulting from Operations	8,441,239	17,235,029
Dividends:
Net investment income	(457,037)	(435,641)
Change in Net Assets Resulting from Shareholder Dividends	(457,037)	(435,641)
Capital Share Transactions:
Proceeds from shares issued	3,647,169	2,198,669
Dividends reinvested	404,313	393,025
Cost of shares redeemed	(2,155,592)	(4,506,458)
Change in Net Assets Resulting from Capital Share Transactions	1,895,890	(1,914,764)
Change in Net Assets	9,880,092	14,884,624
Net Assets:
Beginning of period	53,583,348	38,698,724
End of period	$63,463,440	$53,583,348
Share Transactions:
Issued	282,284	200,783
Reinvested	29,971	33,279
Redeemed	(168,962)	(401,965)
Change in Shares	143,293	(167,903)
Accumulated net investment income	$131,770	$116,710

See Notes to Financial Statements	17

Financial Statements	Boston Trust Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$12.62	$8.77	$13.17	$13.17	$12.39
Investment Activities:
Net investment income	0.11	0.10	0.10(a)	0.08	0.09
Net realized and unrealized gains (losses) from investment transactions	1.84	3.85	(4.40)	0.30	1.04
Total from Investment Activities	1.95	3.95	(4.30)	0.38	1.13
Dividends:
Net investment income	(0.11)	(0.10)	(0.10)	(0.08)	(0.08)
Net realized gains from investments	—	—	—	(0.30)	(0.27)
Total Dividends	(0.11)	(0.10)	(0.10)	(0.38)	(0.35)
Net Asset Value, End of Period	$14.46	$12.62	$8.77	$13.17	$13.17
Total Return	15.48%	45.13%	(32.73)%	2.59%	9.20%
Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$63,463	$53,583	$38,699	$65,050	$59,884
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.85%	0.92%	0.86%	0.55%	0.71%
Ratio of expenses (before fee reductions) to average net assets(b)	1.09%	1.11%	1.10%	1.10%	1.11%
Portfolio Turnover Rate	14.31%	19.90%	28.85%	23.53%	21.48%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

18	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund March 31, 2011

COMMON STOCKS (97.5%)
Security Description	Shares	Fair Value ($)
Consumer Discretionary (12.9%)
Advance Auto Parts, Inc.	4,850	318,257
Autoliv, Inc.	5,830	432,761
Cablevision Systems Corp., Class A	10,500	363,405
Family Dollar Stores, Inc.	6,000	307,920
Gentex Corp.	9,050	273,762
Guess?, Inc.	7,500	295,125
John Wiley & Sons, Inc., Class A	2,600	132,184
O’Reilly Automotive, Inc.(a)	6,700	384,982
Omnicom Group, Inc.	7,750	380,215
Ross Stores, Inc.	8,700	618,744
		3,507,355
Consumer Products (8.0%)
Brown-Forman Corp., Class B	6,375	435,413
Church & Dwight Co., Inc.	8,250	654,555
Clorox Co.	3,000	210,210
Hasbro, Inc.	7,250	339,590
McCormick & Co., Inc.	11,300	540,479
		2,180,247
Energy (9.2%)
Cabot Oil & Gas Corp.	7,500	397,275
Core Laboratories NV	4,000	408,680
Denbury Resources, Inc.(a)	21,425	522,770
FMC Technologies, Inc.(a)	5,325	503,106
Murphy Oil Corp.	6,500	477,230
QEP Resources, Inc.	4,750	192,565
		2,501,626
Financial Services (15.2%)
Bank of Hawaii Corp.	4,200	200,844
Cincinnati Financial Corp.	14,905	488,884
Comerica, Inc.	10,275	377,298
Commerce Bancshares, Inc.	6,893	278,753
Corporate Office Properties Trust	6,500	234,910
Digital Realty Trust, Inc.	4,300	250,002
East West Bancorp, Inc.	10,000	219,600
IntercontinentalExchange, Inc.(a)	2,500	308,850
Jones Lang LaSalle, Inc.	1,675	167,065
M&T Bank Corp.	3,650	322,915
Morningstar, Inc.	5,875	342,982
SEI Investments Co.	14,000	334,320
T. Rowe Price Group, Inc.	6,000	398,520
TD Ameritrade Holding Corp.	10,025	209,222
		4,134,165
Health Care (11.2%)
C.R. Bard, Inc.	5,850	580,963
DENTSPLY International, Inc.	11,500	425,385
Gen-Probe, Inc.(a)	4,200	278,670
IDEXX Laboratories, Inc.(a)	2,650	204,633
Patterson Cos., Inc.	7,650	246,254
Pharmaceutical Product Development, Inc.	5,875	162,796
ResMed, Inc.(a)	8,100	243,000
Techne Corp.	2,700	193,320
Varian Medical Systems, Inc.(a)	4,200	284,088
Waters Corp.(a)	5,000	434,500
		3,053,609
Industrial Materials (5.1%)
AptarGroup, Inc.	9,600	481,248
Ecolab, Inc.	6,225	317,600
Sigma-Aldrich Corp.	9,275	590,261
		1,389,109

Industrial Products & Services (16.1%)
AMETEK, Inc.	11,750	515,472
C.H. Robinson Worldwide, Inc.	4,150	307,640
CLARCOR, Inc.	6,950	312,263
Donaldson Co., Inc.	9,000	551,610
Expeditors International of Washington, Inc.	5,200	260,728
L-3 Communications Holdings, Inc.	3,000	234,930
Lincoln Electric Holdings, Inc.	7,500	569,400
Mettler-Toledo International, Inc.(a)	2,800	481,600
Rockwell Collins, Inc.	9,000	583,470
W.W. Grainger, Inc.	4,225	581,698
		4,398,811
Information Technology (15.1%)
Amdocs Ltd.(a)	12,000	346,200
BMC Software, Inc.(a)	12,200	606,828
Check Point Software Technologies Ltd.(a)	10,900	556,445
Citrix Systems, Inc.(a)	5,225	383,828
F5 Networks, Inc.(a)	3,200	328,224
FactSet Research Systems, Inc.	2,600	272,298
Fiserv, Inc.(a)	3,250	203,840
Paychex, Inc.	5,700	178,752
Polycom, Inc.(a)	5,500	285,175
Skyworks Solutions, Inc.(a)	9,250	299,885
Teradata Corp.(a)	13,000	659,100
		4,120,575
Telecommunications (1.2%)
NII Holdings, Inc.(a)	8,050	335,444

Utilities (3.5%)
AGL Resources, Inc.	5,150	205,176
Energen Corp.	4,500	284,040
NSTAR	4,700	217,469
Questar Corp.	15,000	261,750
		968,435
TOTAL COMMON STOCKS (Cost $18,731,790)		26,589,376

INVESTMENT COMPANIES (2.4%)
Victory Federal Money Market, Investor Shares, 0.01% (b)	665,515	665,515
Total Investment Companies (Cost $665,515)		665,515
Total Investments (Cost $19,397,305) (c) — 99.9%		27,254,891
Other assets in excess of liabilities — 0.1%		20,628
NET ASSETS — 100.0%		$27,275,519

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2011.
(c)	See Federal Tax Information listed in the Notes to Financial Statements.

See Notes to Financial Statements	19

Financial Statements	Boston Trust Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011
Assets:
Investments, at fair value (cost $19,397,305)	$27,254,891
Dividends receivable	21,841
Receivable for capital shares issued	17,940
Prepaid expenses and other assets	3,365
Total Assets	27,298,037
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	15,909
Administration and accounting	673
Custodian	584
Transfer agent	2,006
Trustee	45
Other	3,301
Total Liabilities	22,518
Net Assets	$27,275,519
Composition of Net Assets:
Capital	$18,920,771
Accumulated net investment income	10,330
Accumulated net realized gains from investment transactions	486,832
Net unrealized appreciation from investments	7,857,586
Net Assets	$27,275,519
Shares Outstanding (par value $0.01, unlimited number of shares authorized)	2,279,625
Net Asset Value, Offering Price and Redemption Price per share	$11.96

STATEMENT OF OPERATIONS
For the year ended March 31, 2011
Investment Income:
Dividends	$252,939
Less: Foreign tax withholding	(421)
Total Investment Income	252,518
Expenses:
Investment adviser	151,132
Administration and accounting	44,410
Trustee	1,280
Custodian	8,410
Transfer agency	20,080
Chief compliance officer	927
Other	16,560
Total expenses before fee reductions	242,799
Fees voluntarily reduced by the administrator	(13,302)
Fees contractually reduced by the investment adviser	(27,687)
Net Expenses	201,810
Net Investment Income	50,708
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	1,174,341
Change in unrealized appreciation from investments	4,206,917
Net realized/unrealized gains from investments	5,381,258
Change in Net Assets Resulting from Operations	$5,431,966

20	See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31,	March 31,
	2011	2010
Investment Activities:
Operations:
Net investment income	$50,708	$29,258
Net realized gains from investment transactions	1,174,341	74,712
Change in unrealized appreciation from investments	4,206,917	4,650,605
Change in Net Assets Resulting from Operations	5,431,966	4,754,575
Dividends:
Net investment income	(43,671)	(33,641)
Net realized gains from investment transactions	(407,930)	—
Change in Net Assets Resulting from Shareholder Dividends	(451,601)	(33,641)
Capital Share Transactions:
Proceeds from shares issued	5,926,173	4,098,321
Dividends reinvested	394,901	31,914
Cost of shares redeemed	(334,592)	(561,325)
Change in Net Assets Resulting from Capital Share Transactions	5,986,482	3,568,910
Change in Net Assets	10,966,847	8,289,844
Net Assets:
Beginning of period	16,308,672	8,018,828
End of period	$27,275,519	$16,308,672
Share Transactions:
Issued	549,194	474,162
Reinvested	35,545	3,714
Redeemed	(32,572)	(69,958)
Change in Shares	552,167	407,918
Accumulated net investment income	$10,330	$3,293

See Notes to Financial Statements	21

Financial Highlights	Boston Trust Midcap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the period
	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$9.44	$6.08	$9.23	$10.00
Investment Activities:
Net investment income	0.02	0.02	0.02(b)	0.01
Net realized and unrealized gains (losses) from investment transactions	2.73	3.36	(3.07)	(0.71)
Total from Investment Activities	2.75	3.38	(3.05)	(0.70)
Dividends:
Net investment income	(0.02)	(0.02)	(0.02)	—(c)
Net realized gains from investments	(0.21)	—	(0.08)	(0.07)
Total Dividends	(0.23)	(0.02)	(0.10)	(0.07)
Net Asset Value, End of Period	$11.96	$9.44	$6.08	$9.23
Total Return(d)	29.32%	55.68%	(33.03)%	(7.05)%
Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$27,276	$16,309	$8,019	$13,433
Ratio of net expenses to average net assets(e)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets(e)	0.25%	0.26%	0.24%	0.29%
Ratio of expenses (before fee reductions) to average net assets(e)(f)	1.20%	1.32%	1.48%	1.58%
Portfolio Turnover Rate(d)	18.58%	26.44%	22.93%	17.87%

(a)	Commenced operations on September 24, 2007.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

22	See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund March 31, 2011

COMMON STOCKS (99.5%)
Security Description	Shares	Fair Value ($)
Consumer Discretionary (12.5%)
Ambassadors Group, Inc.	55,000	602,250
Amerigon, Inc.(a)	89,700	1,369,719
Capella Education Co.(a)	48,500	2,414,815
Fuel Systems Solutions, Inc.(a)	76,400	2,305,752
Hibbett Sports, Inc.(a)	78,300	2,803,923
John Wiley & Sons, Inc., Class A	112,200	5,704,248
K12, Inc.(a)	57,550	1,939,435
LKQ Corp.(a)	155,000	3,735,500
NutriSystem, Inc.	59,500	862,155
Select Comfort Corp.(a)	114,100	1,376,046
Tempur-Pedic International, Inc.(a)	65,300	3,308,098
The Men’s Wearhouse, Inc.	49,385	1,336,358
Under Armour, Inc., Class A(a)	67,300	4,579,765
Universal Technical Institute, Inc.	64,300	1,250,635
		33,588,699
Consumer Products (3.1%)
Darling International, Inc.(a)	90,400	1,389,448
Hain Celestial Group, Inc.(a)	50,400	1,626,912
Lifeway Foods, Inc.(a)	61,500	640,830
United Natural Foods, Inc.(a)	103,100	4,620,942
		8,278,132
Energy (6.4%)
CARBO Ceramics, Inc.	59,500	8,396,640
Dawson Geophysical Co.(a)	23,700	1,039,956
Lufkin Industries, Inc.	36,800	3,439,696
Natural Gas Services Group, Inc.(a)	70,950	1,260,072
OYO Geospace Corp.(a)	13,300	1,311,114
Tesco Corp.(a)	74,000	1,624,300
		17,071,778
Financial Services (18.6%)
Bank of Hawaii Corp.	97,100	4,643,322
Corporate Office Properties Trust	79,500	2,873,130
Dime Community Bancshares	178,850	2,639,826
DuPont Fabros Technology, Inc.	120,100	2,912,425
East West Bancorp, Inc.	192,900	4,236,084
eHealth, Inc.(a)	177,800	2,364,740
Green Dot Corp., Class A(a)	49,800	2,136,918
Horace Mann Educators Corp.	150,500	2,528,400
Independent Bank Corp.	83,700	2,260,737
Investment Technology Group, Inc.(a)	133,500	2,428,365
Ocwen Financial Corp.(a)	163,800	1,805,076
Orrstown Financial Services, Inc.	43,100	1,206,800
Parkway Properties, Inc.	66,100	1,123,700
Signature Bank(a)	79,500	4,483,800
Southside Bancshares, Inc.	73,175	1,565,945
TCF Financial Corp.	211,100	3,348,046
Texas Capital Bancshares, Inc.(a)	46,075	1,197,489
UMB Financial Corp.	100,700	3,761,649
Umpqua Holdings Corp.	218,400	2,498,496
		50,014,948
Health Care (14.3%)
American Medical Systems Holdings, Inc.(a)	101,900	2,205,116
Bruker Corp.(a)	222,700	4,643,295
Cantel Medical Corp.	50,400	1,297,800
Computer Programs & Systems, Inc.	22,400	1,439,872
Gen-Probe, Inc.(a)	29,975	1,988,841
ICU Medical, Inc.(a)	48,500	2,123,330
Landauer, Inc.	55,272	3,400,334
Meridian Bioscience, Inc.	167,500	4,018,325
Neogen Corp.(a)	109,200	4,518,696
Nutraceutical International Corp.(a)	38,100	570,738
Quality Systems, Inc.	58,900	4,908,726
West Pharmaceutical Services, Inc.	94,000	4,208,380
Wright Medical Group, Inc.(a)	62,500	1,063,125
ZOLL Medical Corp.(a)	44,900	2,011,969
		38,398,547
Industrial Materials (4.0%)
Commercial Metals Co.	154,100	2,661,307
Minerals Technologies, Inc.	58,900	4,035,828
Quaker Chemical Corp.	68,000	2,731,560
STR Holdings, Inc.(a)	69,200	1,327,256
		10,755,951
Industrial Products & Services (18.1%)
American Science & Engineering, Inc.	45,500	4,202,380
Apogee Enterprises, Inc.	120,700	1,592,033
Calgon Carbon Corp.(a)	85,800	1,362,504
CLARCOR, Inc.	121,300	5,450,009
ESCO Technologies, Inc.	36,400	1,388,660
Fuel-Tech, Inc.(a)	148,000	1,317,200
Genesee & Wyoming, Inc., Class A(a)	108,000	6,285,600
Herman Miller, Inc.	44,900	1,234,301
Hub Group, Inc., Class A(a)	35,800	1,295,602
Layne Christensen Co.(a)	31,500	1,086,750
Lindsay Manufacturing Co.	41,900	3,310,938
Met-Pro Corp.	50,900	605,710
Middleby Corp.(a)	37,600	3,505,072
Simpson Manufacturing Co., Inc.	85,500	2,518,830
Team, Inc.(a)	173,500	4,556,110
Wabtec Corp.	88,700	6,016,521
Watts Water Technologies, Inc., Class A	77,100	2,944,449
		48,672,669
Information Technology (19.0%)
Blackbaud, Inc.	85,500	2,329,020
Blackboard, Inc.(a)	44,900	1,627,176
Blue Coat Systems, Inc.(a)	107,400	3,024,384
Bottomline Technologies, Inc.(a)	74,200	1,865,388
Ceragon Networks Ltd.(a)	157,700	1,905,016
Coherent, Inc.(a)	38,200	2,219,802
CommVault Systems, Inc.(a)	77,700	3,098,676
InterDigital, Inc.	59,400	2,833,974
Itron, Inc.(a)	14,200	801,448
J2 Global Communications, Inc.(a)	147,400	4,349,774
Liquidity Services, Inc.(a)	131,700	2,352,162
National Instruments Corp.	121,550	3,983,193
Net 1 UEPS Technologies, Inc.(a)	142,600	1,226,360
NIC, Inc.	138,300	1,723,218
Plantronics, Inc.	158,400	5,800,608
Power Integrations, Inc.	112,900	4,327,457
Renaissance Learning, Inc.	75,800	890,650
Sapient Corp.(a)	334,900	3,834,605
SunPower Corp., Class B(a)	25,200	420,084
Wright Express Corp.(a)	38,100	1,975,104
		50,588,099
Utilities (3.5%)
American States Water Co.	30,300	1,086,558
New Jersey Resources Corp.	96,500	4,144,675
Ormat Technologies, Inc.	20,500	519,265
South Jersey Industries, Inc.	67,300	3,766,781
		9,517,279
TOTAL COMMON STOCKS (Cost $218,630,059)		266,886,102

INVESTMENT COMPANIES (0.3%)
Victory Federal Money Market, Investor Shares, 0.01% (b)	791,795	791,795
Total Investment Companies (Cost $791,795)		791,795
Total Investments (Cost $219,421,854) (c) — 99.8%		267,677,897
Other assets in excess of liabilities — 0.2%		559,492
NET ASSETS — 100.0%		$268,237,389

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2011.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements	23

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011

Assets:
Investments, at fair value (cost $219,421,854)	$267,677,897
Dividends receivable	239,964
Receivable for investments sold	1,759,697
Receivable for capital shares issued	418,296
Prepaid expenses and other assets	24,539
Total Assets	270,120,393
Liabilities:
Payable for investments purchased	1,669,661
Payable for capital shares redeemed	2,634
Accrued expenses and other liabilities:
Investment adviser	146,119
Administration and accounting	6,418
Custodian	4,050
Transfer agent	13,705
Trustee	498
Other	39,919
Total Liabilities	1,883,004
Net Assets	$268,237,389
Composition of Net Assets:
Capital	$203,071,043
Accumulated net investment income	—
Accumulated net realized gains from investment transactions	16,910,303
Net unrealized appreciation from investments	48,256,043
Net Assets	$268,237,389
Shares Outstanding (par value $0.01, unlimited number of shares authorized)	19,162,019
Net Asset Value, Offering Price and Redemption Price per share	$14.00

STATEMENT OF OPERATIONS
For the year ended March 31, 2011

Investment Income:
Dividends	$2,129,967
Total Investment Income	2,129,967
Expenses:
Investment adviser	1,381,352
Administration and accounting	373,124
Trustee	12,218
Custodian	49,199
Transfer agency	104,560
Chief compliance officer	8,740
Other	143,224
Total expenses before fee reductions	2,072,417
Fees voluntarily reduced by the administrator	(121,777)
Fees contractually reduced by the investment adviser	(105,195)
Net Expenses	1,845,445
Net Investment Income	284,522
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	21,136,670
Change in unrealized appreciation from investments	26,567,497
Net realized/unrealized gains from investments	47,704,167
Change in Net Assets Resulting from Operations	$47,988,689

24	See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31,	March 31,
	2011	2010
Investment Activities:
Operations:
Net investment income	$284,522	$226,806
Net realized gains from investment transactions	21,136,670	5,571,322
Change in unrealized appreciation from investments	26,567,497	28,303,344
Change in Net Assets Resulting from Operations	47,988,689	34,101,472
Dividends:
Net investment income	(443,395)	(147,516)
Net realized gains from investment transactions	(6,460,550)	—
Change in Net Assets Resulting from Shareholder Dividends	(6,903,945)	(147,516)
Capital Share Transactions:
Proceeds from shares issued	105,562,125	83,648,260
Dividends reinvested	6,342,014	125,768
Cost of shares redeemed	(18,262,910)	(6,524,057)
Cost of shares redeemed in-kind(a)	—	(3,196,449)
Change in Net Assets Resulting from Capital Share Transactions	93,641,229	74,053,522
Change in Net Assets	134,725,973	108,007,478
Net Assets:
Beginning of period	133,511,416	25,503,938
End of period	$268,237,389	$133,511,416
Share Transactions:
Issued	8,594,889	8,971,228
Reinvested	495,857	12,282
Redeemed	(1,517,825)	(650,734)
Redeemed in-kind(a)	—	(278,774)
Change in Shares	7,572,921	8,054,002
Accumulated net investment income	$—	$104,399

(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	25

Financial Highlights	Boston Trust Small Cap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.52	$7.21	$10.92	$11.55	$10.94
Investment Activities:
Net investment income (loss)	0.02	0.02	0.02(a)	0.03	(0.01)
Net realized and unrealized gains (losses) from investment transactions	2.91	4.31	(3.64)	(0.14)	0.85
Total from Investment Activities	2.93	4.33	(3.62)	(0.11)	0.84
Dividends:
Net investment income	(0.03)	(0.02)	(0.02)	(0.02)	—
Net realized gains from investments	(0.42)	—	(0.07)	(0.50)	(0.23)
Total Dividends	(0.45)	(0.02)	(0.09)	(0.52)	(0.23)
Net Asset Value, End of Period	$14.00	$11.52	$7.21	$10.92	$11.55
Total Return	25.78%	60.01%	(33.24)%	(1.21)%	7.75%
Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$268,237	$133,511	$25,504	$30,423	$20,679
Ratio of net expenses to average net assets	1.00%	1.00%	1.10%	1.08%	1.25%
Ratio of net investment income (loss) to
average net assets	0.15%	0.26%	0.21%	0.25%	(0.13)%
Ratio of expenses (before fee reductions) to
average net assets(b)	1.12%	1.14%	1.18%	1.14%	1.43%
Portfolio Turnover Rate	35.54%	26.68%	21.28%	19.53%	10.18%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

26	See Notes to Financial Statements

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Environmental, Social and Governance Research and Action Update (Unaudited)

Shareholder resolutions are front and center during the spring season of company annual meetings. Engaged investors eagerly await voting results that signal the strength of shareholder support for environmental, social or corporate governance (ESG) related ballot initiatives they champion. Headlines are made when shareholder resolutions garner majority support or exceed expectations.

Less visible are the shareholder resolutions that never appear on company proxy statements because management and investors have negotiated withdrawals. Yet these quiet dialogues are more often than not the avenue for meaningful progress on ESG goals. With two recent company agreements, Walden has now withdrawn 60 percent (11 of 18) of the resolutions we led (or co-led) for 2011 annual meetings.

Walden withdrew our resolution at Target requesting a comprehensive Board review of political contributions, including criteria for donations to candidates and procedures to assess associated risks. Target had unleashed nationwide controversy in 2010 for its contributions to MN Forward, a political group working to elect a gubernatorial candidate known for his opposition to lesbian and gay civil rights. In January, Target’s Board completed a review of policies, oversight and reporting on political spending, and adopted a new policy that is posted on its website. Though the policy does not prohibit spending in future elections, new checks and balances assure greater due diligence and sensitivity to potential risks.

St. Jude Medical’s commitment to produce an inaugural Corporate Social Responsibility (CSR) report, based on input from internal and external stakeholders including Walden, led us to withdraw our resolution seeking comprehensive ESG disclosure. While the CSR report will not meet best practice GRI (Global Reporting Initiative) standards, it will be informed by GRI guidelines and more detailed reporting is expected to be developed over time as the company seeks “continuous improvement.” We commend St. Jude Medical for placing an announcement in its proxy informing shareholders of the CSR report and Walden’s withdrawal. In another sign of responsiveness to shareholders, St. Jude Medical did not include a “statement of opposition” on a client-led resolution requesting annual election of directors in lieu of three year terms. Instead, the company asked to hear from shareholders without biasing the results.

Our first voting result in 2011 is in—just over one-third of votes cast supported our ESG reporting resolution at Emerson Electric. To date our interactions have focused on the environmental and energy efficiency benefits of many of its products, but Emerson has not been convinced of the value of comprehensive ESG disclosure. We hope to leverage this relatively strong investor backing in ongoing discussions with the company.

Continuing Focus: Chamber Board Membership
Our last update described multiple strategies Walden is pursuing to challenge companies’ use of firm resources to enable the U.S. Chamber of Commerce (the Chamber) to advance positions that appear to contradict their own policies and actions on issues such as climate change. A case in point is the Chamber’s lawsuit against the Environmental Protection Agency (EPA) in which it challenges the basis of EPA’s power to regulate greenhouse gases. Focusing on companies with Board representation on the Chamber, Walden is leading dialogues, an investor open letter and shareholder resolutions on this topic.

We have also begun utilizing an investor tool that is new to us, raising resolutions from the “floor” of annual meetings. Floor resolutions cannot be expected to garner significant shareholder support compared to traditional proxy resolutions, but they allow for a direct exploration of an issue while also providing a public record of the action. This strategy is prompting serious discussions about political spending policies and Chamber Board membership at a number of companies, including where Walden is leading the effort at 3M, ConocoPhillips, JPMorgan Chase and Pfizer. The floor resolution at Pfizer was withdrawn when the company adopted a new policy prohibiting the use of company funds for any political campaigns and placed a senior environmental executive on the Chamber’s environmental committee to strengthen representation of its positions.

Meanwhile James Rogers, CEO of Duke Energy, was most responsive to the investor open letter encouraging a review of

28

Environmental, Social and Governance Research and Action Update (Unaudited) (continued)

involvement in the Chamber. The company is reviewing formally its policy to determine the appropriate path—engagement or withdrawal—including whether “constructive engagement can bring the organization’s policy positions into better alignment with those of Duke Energy.”

Other Recent and Emerging Initiatives
In January Walden co-led a group of 39 institutional investors representing over $800 billion in assets calling for companies to support an annual advisory vote on executive compensation in their spring proxy statements and for investors to vote for annual “Say on Pay.” The Dodd-Frank reform bill called for mandatory Say on Pay, along with a vote on the frequency these should occur every one, two or three years. As of early April, annual votes are the clear favorite at over three-quarters of companies voted. Four companies failed to receive majority support for the advisory vote, including Hewlett-Packard.

We are co-leading a collaboration of Principles for Responsible Investment (PRI) and CDP Water Disclosure, a project of Climate Disclosure Project (CDP) that began last year, to encourage a response from companies with high exposure to water-related risks that did not complete its questionnaire on water management and conservation policies, practices and goals. The initial response rate among companies was impressive, with 50 percent of 302 companies completing the questionnaire.

Walden is concerned about growing challenges to limit EPA’s authority to regulate greenhouse gases, particularly in light of diminished hopes for passage of a sound climate change policy in the U.S. Congress. Walden joined 44 investors with over $500 billion in assets urging House and Senate leaders to allow the EPA to press ahead with greenhouse gas regulations and to oppose constraints on EPA’s authority to do so. We were relieved, at least temporarily, to see the EPA rider removed from recent contentious budget negotiations.

Immigration Reform: An Emerging Investor Concern
While calls for civility in public discourse may be cliché, the very uncivil tone of discussions on U.S. immigration policy has helped push immigration reform into a political dead zone. Yet a sound U.S. immigration policy—one that includes a pathway for currently unauthorized immigrants to earn legal status—is a business and human rights imperative. That’s why Walden is co-leading an investor initiative, representing approximately $145 billion in assets, to encourage business leaders to speak out for comprehensive immigration reform.

The historic and ongoing importance of immigrants in creating a prosperous U.S. economy is well documented. In March, for example, the annual Kauffman Index of Entrepreneurial Activity, a leading indicator of new business creation in the U.S., concluded: “A growing immigrant population and rising entrepreneurship rate contributed to a rise in the share of new entrepreneurs that are immigrant, from 13.4 percent in 1996 to 29.5 percent in 2010.” Meanwhile, many U.S. industries depend on immigrants, including undocumented workers, to operate their businesses. The Pew Hispanic Center estimates the share of employment occupied by unauthorized workers, who in 2008 totaled over 8 million, was 14 percent in construction, 13 percent in agriculture and 10 percent in leisure and hospitality. The bottom line: To be a successful global competitor, U.S. business must attract and retain the most talented and highly motivated people across the job-skill spectrum.

Lack of progress on federal immigration reform along with several draconian legislative efforts by individual states increasingly threatens the human rights of immigrants, some of whom face growing discrimination and violence. At least 5 million children of undocumented immigrants, the vast majority of whom were born in the U.S., endure an uncertain future that imperils their families. Moreover, fear of exposure keeps undocumented workers, who are disproportionately represented in low-wage occupations, vulnerable to unscrupulous employers who can violate wage, safety and discrimination laws with impunity.

To help end the legislative impasse, our coalition of faith-based investors, investment firms, unions and the New York City Comptroller wrote to over 150 CEOs to ask for their public support of comprehensive immigration reform that includes a pathway for currently undocumented workers. We cited the Partnership for a New American Economy (the Partnership), a bipartisan coalition of mayors and business leaders who are making the case for sensible immigration reform. Thus far 17 companies have responded, many sharing common concerns but none expressing willingness to take a public stand, including Apache, Colgate-Palmolive, Devon Energy, Emerson Electric, IBM and Merck. Plans to follow up on a targeted basis are in the works. We praise corporate leaders who are already speaking out through the Partnership, including co-Chairs Microsoft and Walt Disney, as well as Adobe Systems, JPMorgan Chase, Quest Diagnostics, and Time Warner Cable. Their support could help foster the political will necessary to make progress.

The equities of the companies in bold-face in the above commentary were holdings of the Funds as of March 31, 2011.

29

Walden Social Balanced Fund
Walden Social Equity Fund
March 31, 2011

Stephen K. Moody

Portfolio Manager
Walden Social Balanced Fund
Boston Trust Investment
Management, Inc.

Social Balanced Fund Objective
The investment objective of the Walden Social Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

William H. Apfel, CFA

Portfolio Manager
Walden Social Equity Fund
Boston Trust Investment
Management, Inc.

Social Equity Fund Objective
The investment objective of the Walden Social Equity Fund is to seek long-term growth of capital.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

ManagerCommentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review
The Walden Social Balanced Fund was well positioned to participate in the favorable stock market trend over the past twelve months. Our constructive views about the sustainability of the current economic recovery—despite the ominous headlines—led us to retain the Fund’s equity allocation near 70% for most of the past year. While the Fund’s performance benefited from the above average equity exposure (the usual range is 45% to 75%), the Fund’s performance modestly trailed its Morningstar peer group average for the 12-month period. We are pleased that during this period of sharply rising markets the Fund’s emphasis on high quality, lower risk equity investments did not significantly constrain results. In contrast, the Fund’s bond segment performance fell short of the Barclays Capital U.S. Government/Credit Bond Index as longer maturity, and lower credit quality issues led the market higher. Given today’s low starting yields, we believe total returns for the fixed income segment in the year ahead are likely to be modest, and that the risks of extending maturities or increasing credit risk are substantial. We therefore have focused our efforts to achieve attractive total returns on the equity segment. As outlined on the performance chart on page 31, however, the Fund’s long-term results remain competitive.

The Walden Social Equity Fund returned 15.77% for 12-month period ended March 31, 2011 compared to the 15.65% for the S&P 500 Index. We are pleased to report strong, absolute returns during a period when more volatile, riskier stocks such as those of commodities and energy companies were in favor. We continue to emphasize dominant businesses well-placed to benefit from a global recovery.

Our Investment Strategy
In our view, stocks remain fairly priced by past standards, and are attractive compared to the low yields available in both money market instruments and bonds. Unless there is a significant change in the economic trend or a sharp rise in prices, we expect to keep the Balanced Fund’s equity exposure at the upper end of the range in the months ahead. We believe equity values will continue to be supported by a combination of the ample corporate cash flow and the continued profit growth we anticipate for the remainder of 2011 and into 2012.*

Within the Fund’s equity segment, and the Walden Social Equity Fund, we have emphasized stocks of companies that we believe will benefit comparatively from the broad global economic recovery that is underway. These include stocks in the industrial and technology industries. We also continue to emphasize stocks of higher quality companies. In our view higher quality stocks are not likely to decline as much as stocks generally if the pace of economic recovery decelerates unexpectedly. We also believe they remain attractively priced compared to equity securities of most risky, less proven companies.*

Our investment position within the fixed income segment of the Balanced Fund is also unchanged; we continue to prefer investment-grade issues with comparatively short maturities. From a total return perspective, the incremental yield available in longer-maturity or higher credit risk bonds is insufficient, in our view to compensate for the potential loss in principal value if interest rates rise or credit conditions deteriorate.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Social Balanced Fund Walden Social Equity Fund March 31, 2011

	Annualized
	1 Year	5 Years	10 Years
	Ended	Ended	Ended
	3/31/11	3/31/11	3/31/11
Walden Social Balanced Fund[1]	11.32%	3.57%	4.15%
Walden Social Equity Fund[1]	15.77%	4.23%	4.85%
S&P 500 Index	15.65%	2.62%	3.29%

Barclays Capital U.S. Government/Credit Bond Index	5.26%	5.83%	5.53%

Citigroup 90-Day U.S. Treasury Bill Index	0.15%	2.10%	2.12%

Morningstar U.S. Open-End Moderate Allocation Funds Average	11.97%	3.55%	4.36%

Hypothetical Growth of a $10,000 Investment

The charts represent historical 10-year performance of a hypothetical investment of $10,000 in the Walden Social Balanced Fund and Walden Social Equity Fund, respectively, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Social Balanced Fund is measured against a combination of equity and fixed income indices. The Walden Social Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”) which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also also widely viewed as a proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays Capital U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Social Balanced Fund

Fund Net Asset Value:	$12.07
Gross Expense Ratio[1]:	1.18%

Social Equity Fund

Fund Net Asset Value:	$13.32
Gross Expense Ratio[1]:	1.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2010. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Social Balanced Fund’s Net Expense Ratio would be 1.01% and the Social Equity Fund’s Net Expense Ratio would be 1.01%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2011 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Walden Small Cap Innovations Fund
March 31, 2011
Kenneth P. Scott, CFA
Portfolio Manager and Boston Trust Investment Management, Inc.
Fund Objective
The investment objective of the Walden Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review
The Walden Small Cap Innovations Fund, which focuses on higher quality, innovative companies, rose 25.13% for the year ended March 31, 2011, in-line with the robust performance of the Russell 2000® Index. For the trailing since inception period ended March 31, 2011, the Fund performed in-line with the benchmark.

Contributors and Detractors to Performance
Overall, the Fund participated, albeit not fully, in the strong market rise of most quarters this fiscal year, while avoiding some of the downturn last spring. This performance pattern is consistent, in our view, with the Fund’s focus on higher quality, innovative companies. Generally speaking, higher quality firms underperform in a period of sharply rising stock prices. And, by certain measures of financial quality, such as returns on capital, and the stability of profitability, it appears that higher quality small cap firms did modestly underperform the small cap market during the past year, especially during the summer months. The Fund’s higher quality profile benefited from the market’s volatility this past year, in our view, while the acquisition of four Fund holdings in late 2010 also contributed positively. As noted previously, we aim to maintain Fund sector weights comparable to those of the overall market. Thus, our sector composition generally has no significant impact on overall performance.

The best-performing Fund holdings through the full year period were CARBO Ceramics, Inc. (CRR), which represents 2.73% of the Fund at March 31, 2011, Hain Celestial Group, Inc. (HAIN)(0.59%), Lindsay Manufacturing Co. (LNN)(1.21%), and Under Armour, Inc. (UA) (1.67%). Conversely, the Fund laggards for the full year period were eHealth, Inc. (EHTH) (0.86%), Itron, Inc. (ITRI)(0.30%), Net 1 UEPS Technologies, Inc. (UEPS)(0.45%), and NutriSystem, Inc. (NTRI)(0.31%).*

Changes in Fund Positions
We sold the entire position of 17 small-cap stocks during the year. Five firms, including Lululemon Athletica (LULU), grew over Boston Trust’s upper market cap threshold. Four firms, including Baldor Electric (BEZ), were acquired. We sold 8 firms from the Fund due to concerns about the sustainability of future profitability or deteriorating fundamentals. These included Pre-Paid Legal Services (PPD) and Timberland (TBL).*

Conversely, we established new positions in 27 higher quality, innovative small cap company stocks during the fiscal year. Examples include East West Bancorp, Inc. (EWBC) (1.58%), Hub Group, Inc. (HUBG)(0.47%), InterDigital, Inc. (IDCC)(1.03%), NIC, Inc. (EGOV)(0.63%), and OYO Geospace Corp. (OYOG)(0.49%).

Fund Manager Outlook
With a trailing Price-to-Earnings1 ratio of 39x at March 31, 2011, the valuation of the Russell 2000® implies a continued, strong recovery in small cap company earnings. The market may have an overly optimistic outlook for small cap firms overall, and a shortfall in sales and earnings may prove disappointing. However, if the economy continues to improve, and small cap stocks live up to market expectations for growth, then these stocks may continue to perform well. In either case, we continue to believe that our focus on innovative, higher quality, more reasonably valued stocks leveraged to more sustainable elements of economic growth, may continue to provide value to clients’ overall portfolios over time.

[1]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.
*	Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Small Cap Innovations Fund March 31, 2011

	Annualized
	1 Year	Since
	Ended	Inception
	3/31/11	10/24/08
Walden Small Cap Innovations Fund[1]	25.13%	29.02%
Russell 2000® Index	25.79%	28.86%

Hypothetical Growth of a $10,000 Investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Walden Small Cap Innovations Fund from October 24, 2008 to March 31, 2011, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Innovations Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$17.64
Gross Expense Ratio[1]:	1.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2010. The Gross Expense Ratio excludes the impact of any voluntary or contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.02%, including the indirect expenses of investing in acquired funds. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2011 can be found in the financial highlights. The investment performance reflects voluntary and contractual fee waivers. If such fee reductions had not occurred, the quoted performance would have been lower. The voluntary fee waivers may be discontinued at any time. The contractual fee waiver continues through August 1, 2012 and may be terminated thereafter.

Schedule of Portfolio Investments	Walden Social Balanced Fund March 31, 2011

COMMON STOCKS (72.2%)

Security Description	Shares	Fair Value ($)

Consumer Discretionary (7.5%)
Johnson Controls, Inc.	12,000	498,840
NIKE, Inc., Class B	8,000	605,600
Omnicom Group, Inc.	14,000	686,840
Ross Stores, Inc.	7,000	497,840
Target Corp.	11,000	550,110
The Home Depot, Inc.	5,000	185,300
Time Warner Cable, Inc.	7,966	568,295
		3,592,825

Consumer Products (7.9%)
Colgate-Palmolive Co.	5,000	403,800
Costco Wholesale Corp.	9,500	696,540
Kellogg Co.	5,000	269,900
Nestle SA, Sponsored ADR	6,000	344,880
PepsiCo, Inc.	9,600	618,336
Procter & Gamble Co.	9,300	572,880
SYSCO Corp.	17,700	490,290
Walgreen Co.	10,000	401,400
		3,798,026

Energy (10.4%)
Apache Corp.	7,500	981,900
BG Group PLC, Sponsored ADR	6,500	811,850
ConocoPhillips	15,000	1,197,900
Core Laboratories NV	6,000	613,020
Denbury Resources, Inc.(a)	22,000	536,800
Devon Energy Corp.	9,500	871,815
		5,013,285

Financial Services (8.5%)
BB&T Corp.	11,000	301,950
Chubb Corp.	10,000	613,100
Cincinnati Financial Corp.	20,000	656,000
Comerica, Inc.	8,000	293,760
Commerce Bancshares, Inc.	4,000	161,760
JPMorgan Chase & Co.	6,000	276,600
Northern Trust Corp.	5,800	294,350
PNC Financial Services Group, Inc.	5,000	314,950
State Street Corp.	8,000	359,520
T. Rowe Price Group, Inc.	12,000	797,040
		4,069,030
Health Care (7.8%)
Becton, Dickinson & Co.	7,800	621,036
C.R. Bard, Inc.	7,000	695,170
DENTSPLY International, Inc.	18,000	665,820
Johnson & Johnson, Inc.	6,000	355,500
Medtronic, Inc.	7,000	275,450
Saint Jude Medical, Inc.	7,500	384,450
Stryker Corp.	6,000	364,800
Waters Corp.(a)	4,400	382,360
		3,744,586
Industrial Materials (4.1%)
AptarGroup, Inc.	10,000	501,300
Ecolab, Inc.	5,000	255,100
Praxair, Inc.	5,000	508,000
Sigma-Aldrich Corp.	11,000	700,040
		1,964,440

	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

Industrial Products & Services (11.7%)
3M Co.	7,600	710,600
Deere & Co.	7,000	678,230
Donaldson Co., Inc.	11,000	674,190
Emerson Electric Co.	15,000	876,450
Illinois Tool Works, Inc.	16,000	859,520
Lincoln Electric Holdings, Inc.	6,000	455,520
United Parcel Service, Inc., Class B	9,000	668,880
W.W. Grainger, Inc.	5,000	688,400
		5,611,790
Information Technology (13.6%)
Accenture PLC, Class A	14,000	769,580
Apple, Inc.(a)	1,460	508,737
Automatic Data Processing, Inc.	10,000	513,100
Check Point Software Technologies Ltd.(a)	9,000	459,450
Cisco Systems, Inc.	24,000	411,600
EMC Corp.(a)	26,000	690,300
Google, Inc., Class A(a)	600	351,726
Hewlett-Packard Co.	8,000	327,760
Intel Corp.	18,000	363,060
International Business Machines Corp.	4,000	652,280
Microsoft Corp.	20,000	507,200
Oracle Corp.	12,000	400,440
QUALCOMM, Inc.	11,000	603,130
		6,558,363

Utilities (0.7%)
Questar Corp.	20,000	349,000
TOTAL COMMON STOCKS (Cost $26,617,315)		34,701,345

CORPORATE BONDS (5.9%)
Financial Services (4.6%)
American Express Co.
7.00%, 3/19/18	250,000	292,592
8.13%, 5/20/19	250,000	312,403
Calvert Social Investment Foundation
3.00%, 12/31/11	175,000	175,000
3.00%, 8/15/12	75,000	75,000
National Rural Utilities Cooperative Finance Corp.,
10.38%, 11/1/18	250,000	341,825
Wells Fargo & Co., 3.00%, 12/9/11	1,000,000	1,018,881
		2,215,701

Health Care (0.6%)
Abbott Laboratories, 5.60%, 5/15/11	300,000	301,946

Information Technology (0.5%)
Oracle Corp., 5.75%, 4/15/18	200,000	224,284

Telecommunications (0.2%)
AT&T, Inc., 5.50%, 2/1/18	100,000	109,316
TOTAL CORPORATE BONDS (Cost $2,665,892)		2,851,247

34	See Notes to Financial Statements

Schedule of Portfolio Investments (cont.)	Walden Social Balanced Fund March 31, 2011

MUNICIPAL BONDS (2.0%)

	Principal
Security Description	Amount ($)	Fair Value ($)

California (0.6%)
California State, GO, 4.50%, 8/1/28, AMBAC,
Callable 2/1/17 @ 100	310,000	275,274

Illinois (0.4%)
Illinois State, GO, 5.00%, 6/1/27, NATL-RE FGIC,
Callable 6/1/13 @ 100	200,000	185,914

Ohio (0.3%)
Ohio State, Series D, GO, 4.50%, 9/15/22,
NATL-RE, Callable 3/15/16 @ 100	150,000	153,602

Oregon (0.2%)
Oregon State, Series A, GO, 5.00%, 10/1/14	100,000	107,816

Wisconsin (0.5%)
Wisconsin State, GO, 4.60%, 5/1/26, Callable
5/1/21 @ 100	250,000	235,697
TOTAL MUNICIPAL BONDS (Cost $982,892)		958,303

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (18.6%)
Federal Farm Credit Bank
2.00%, 1/17/12	200,000	202,701
2.13%, 6/18/12	250,000	254,962
5.38%, 11/10/20	250,000	283,002
Federal Home Loan Bank
1.00%, 12/28/11	500,000	502,649
1.13%, 3/9/12	3,500,000	3,526,026
2.25%, 4/13/12	300,000	305,826
5.25%, 12/11/20	500,000	553,599
5.25%, 8/15/22	1,000,000	1,113,626
Federal National Mortgage Association,
1.25%, 6/22/12	500,000	504,764
Financing Corp., 2.92%, 4/5/13(a)(b)	100,000	97,618
Government National Mortgage Association
6.00%, 7/15/34	88,097	97,049
6.50%, 5/15/32	62,548	70,845
Housing and Urban Development, Series 00-A,
7.50%, 8/1/11, Callable 5/9/11 @ 100	90,000	90,537
U.S. Treasury Inflation Protected Bonds,
1.25%, 7/15/20	1,262,062	1,305,344

TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $8,758,540)		8,908,548

INVESTMENT COMPANIES (0.8%)

	Shares or
	Principal
Security Description	Amount ($)	Fair Value ($)

Victory Federal Money Market, Investor Shares, 0.01% (c)	363,395	363,395
Total Investment Companies (Cost $363,395)		363,395
Total Investments (Cost $39,388,034) (d) — 99.5%		47,782,838
Other assets in excess of liabilities — 0.5%		260,738
NET ASSETS — 100.0%		$48,043,576

(a)	Non-income producing security.
(b)	Rate represents the effective yield at purchase.
(c)	Rate disclosed is the seven day yield as of March 31, 2011.
(d)	See Federal Tax Information listed in the Notes to Financial Statements.
ADR	American Depositary Receipt
AMBAC	Insured by American Municipal Bond Assurance Corporation
FGIC	Insured by Financial Guaranty Insurance Company
GO	General Obligation
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
PLC	Public Limited Company

See Notes to Financial Statements	35

Financial Statements	Walden Social Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011

Assets:
Investments, at fair value (cost $39,388,034)	$47,782,838
Interest and dividends receivable	145,869
Receivable for investments sold	624,455
Receivable for capital shares issued	765
Prepaid expenses and other assets	11,974
Total Assets	48,565,901
Liabilities:
Payable for investments purchased	481,058
Payable for capital shares redeemed	1,226
Accrued expenses and other liabilities:
Investment adviser	27,342
Administration and accounting	1,201
Custodian	703
Transfer agent	2,951
Trustee	102
Other	7,742
Total Liabilities	522,325
Net Assets	$48,043,576
Composition of Net Assets:
Capital	$40,650,932
Accumulated net investment income	134,162
Accumulated net realized losses from investment transactions	(1,136,322)
Net unrealized appreciation from investments	8,394,804
Net Assets	$48,043,576
Shares Outstanding (par value $0.01, unlimited number of shares authorized)	3,980,511
Net Asset Value, Offering Price and Redemption Price per share	$12.07

STATEMENT OF OPERATIONS
For the year ended March 31, 2011

Investment Income:
Interest	$434,399
Dividends	567,174
Less: Foreign tax withholding	(1,957)
Total Investment Income	999,616
Expenses:
Investment adviser	326,088
Administration and accounting	93,388
Trustee	2,847
Custodian	9,349
Transfer agency	23,701
Chief compliance officer	2,126
Other	38,055
Total expenses before fee reductions	495,554
Fees voluntarily reduced by the administrator	(28,564)
Fees contractually reduced by the investment adviser	(32,028)
Net Expenses	434,962
Net Investment Income	564,654
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	938,535
Change in unrealized appreciation from investments	3,310,833
Net realized/unrealized gains from investments	4,249,368
Change in Net Assets Resulting from Operations	$4,814,022

36	See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31,	March 31,
	2011	2010
Investment Activities:
Operations:
Net investment income	$564,654	$555,747
Net realized gains from investment transactions	938,535	290,665
Change in unrealized appreciation from investments	3,310,833	6,965,282
Change in Net Assets Resulting from Operations	4,814,022	7,811,694
Dividends:
Net investment income	(566,820)	(460,378)
Change in Net Assets Resulting from Shareholder Dividends	(566,820)	(460,378)
Capital Share Transactions:
Proceeds from shares issued	4,143,187	7,682,862
Dividends reinvested	428,084	335,149
Cost of shares redeemed	(2,274,798)	(2,874,682)
Change in Net Assets Resulting from Capital Share Transactions	2,296,473	5,143,329
Change in Net Assets	6,543,675	12,494,645
Net Assets:
Beginning of period	41,499,901	29,005,256
End of period	$48,043,576	$41,499,901
Share Transactions:
Issued	365,154	752,440
Reinvested	37,064	32,072
Redeemed	(201,345)	(285,804)
Change in Shares	200,873	498,708
Accumulated net investment income	$134,162	$136,327

See Notes to Financial Statements	37

Financial Statements	Walden Social Balanced Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.98	$8.84	$11.90	$11.83	$11.58
Investment Activities:
Net investment income	0.15	0.16	0.16(a)	0.19	0.18
Net realized and unrealized gains (losses) from investment transactions	1.09	2.11	(2.88)	0.46	0.38
Total from Investment Activities	1.24	2.27	(2.72)	0.65	0.56
Dividends:
Net investment income	(0.15)	(0.13)	(0.21)	(0.17)	(0.17)
Net realized gains from investments	—	—	(0.13)	(0.41)	(0.14)
Total Dividends	(0.15)	(0.13)	(0.34)	(0.58)	(0.31)
Net Asset Value, End of Period	$12.07	$10.98	$8.84	$11.90	$11.83
Total Return	11.32%	25.78%	(22.91)%	5.30%	4.85%
Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$48,044	$41,500	$29,005	$33,182	$29,644
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.30%	1.59%	1.55%	1.52%	1.52%
Ratio of expenses (before fee reductions) to average net assets(b)	1.14%	1.17%	1.19%	1.16%	1.17%
Portfolio Turnover Rate	31.03%	27.02%	71.27%	38.99%	28.57%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

38	See Notes to Financial Statements

Schedule ofPortfolio Investments	Walden Social Equity Fund March 31, 2011

COMMON STOCKS (98.3%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (9.3%)
Johnson Controls, Inc.	22,000	914,540
Lowe’s Cos., Inc.	35,000	925,050
NIKE, Inc., Class B	18,000	1,362,600
Omnicom Group, Inc.	18,000	883,080
Ross Stores, Inc.	16,000	1,137,920
The TJX Cos., Inc.	20,000	994,600
The Walt Disney Co.	20,000	861,800
Time Warner Cable, Inc.	21,332	1,521,825
		8,601,415

Consumer Products (14.9%)
Colgate-Palmolive Co.	17,000	1,372,920
Costco Wholesale Corp.	18,000	1,319,760
General Mills, Inc.	30,000	1,096,500
Kellogg Co.	20,000	1,079,600
McCormick & Co., Inc.	20,000	956,600
McDonald’s Corp.	20,000	1,521,800
Nestle SA, Sponsored ADR	22,000	1,264,560
PepsiCo, Inc.	20,000	1,288,200
Procter & Gamble Co.	20,000	1,232,000
SYSCO Corp.	43,000	1,191,100
Walgreen Co.	35,000	1,404,900
		13,727,940

Energy (13.5%)
Apache Corp.	20,000	2,618,400
BG Group PLC, Sponsored ADR	14,000	1,748,600
ConocoPhillips	40,000	3,194,400
Core Laboratories NV	18,000	1,839,060
Denbury Resources, Inc.(a)	40,900	997,960
Devon Energy Corp.	22,000	2,018,940
		12,417,360

Financial Services (11.2%)
BB&T Corp.	26,000	713,700
Chubb Corp.	30,000	1,839,300
Cincinnati Financial Corp.	50,000	1,640,000
Comerica, Inc.	22,000	807,840
JPMorgan Chase & Co.	21,000	968,100
Northern Trust Corp.	17,000	862,750
PNC Financial Services Group, Inc.	14,000	881,860
SunTrust Banks, Inc.	23,000	663,320
T. Rowe Price Group, Inc.	30,030	1,994,592
		10,371,462

Health Care (11.6%)
Amgen, Inc.(a)	13,000	694,850
Becton, Dickinson & Co.	20,000	1,592,400
C.R. Bard, Inc.	14,000	1,390,340
DENTSPLY International, Inc.	36,000	1,331,640
Johnson & Johnson, Inc.	17,000	1,007,250
Medtronic, Inc.	35,000	1,377,250
Saint Jude Medical, Inc.	22,000	1,127,720
Stryker Corp.	18,000	1,094,400
Waters Corp.(a)	13,000	1,129,700
		10,745,550

Industrial Materials (4.8%)
AptarGroup, Inc.	30,000	1,503,900
Praxair, Inc.	15,000	1,524,000
Sigma-Aldrich Corp.	22,000	1,400,080
		4,427,980
Industrial Products & Services (15.0%)
3M Co.	10,000	935,000
Deere & Co.	19,000	1,840,910
Donaldson Co., Inc.	25,000	1,532,250
Emerson Electric Co.	32,000	1,869,760
Expeditors International of Washington, Inc.	15,000	752,100
Hubbell, Inc., Class B	13,000	923,390
Illinois Tool Works, Inc.	30,000	1,611,600
Lincoln Electric Holdings, Inc.	20,000	1,518,400
United Parcel Service, Inc., Class B	20,000	1,486,400
W.W. Grainger, Inc.	10,000	1,376,800
		13,846,610

Information Technology (17.6%)
Accenture PLC, Class A	30,000	1,649,100
Apple, Inc.(a)	2,000	696,900
Automatic Data Processing, Inc.	29,000	1,487,990
Cisco Systems, Inc.	84,000	1,440,600
EMC Corp.(a)	65,000	1,725,750
Hewlett-Packard Co.	30,000	1,229,100
Intel Corp.	70,000	1,411,900
International Business Machines Corp.	11,000	1,793,770
Microsoft Corp.	75,000	1,902,000
Oracle Corp.	55,000	1,835,350
QUALCOMM, Inc.	19,000	1,041,770
		16,214,230

Utilities (0.4%)
Questar Corp.	20,000	349,000
TOTAL COMMON STOCKS (Cost $66,780,251)		90,701,547

INVESTMENT COMPANIES (1.6%)
Victory Federal Money Market, Investor Shares, 0.01% (b)	1,462,078	1,462,078
Total Investment Companies (Cost $1,462,078)		1,462,078
Total Investments (Cost $68,242,329) (c) — 99.9%		92,163,625
Other assets in excess of liabilities — 0.1%		57,793
NET ASSETS — 100.0%		$ 92,221,418

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2011.
(c)	See Federal Tax Information listed in the Notes to Financial Statements.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements	39

Financial Highlights	Walden Social Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011

Assets:
Investments, at fair value (cost $68,242,329)	$92,163,625
Interest and dividends receivable	118,970
Receivable for capital shares issued	10,041
Prepaid expenses and other assets	17,308
Total Assets	92,309,944
Liabilities:
Payable for capital shares redeemed	3,132
Accrued expenses and other liabilities:
Investment adviser	56,009
Administration and accounting	2,312
Custodian	1,603
Transfer agent	4,278
Trustee	250
Shareholder services	922
Other	20,020
Total Liabilities	88,526
Net Assets	$92,221,418
Composition of Net Assets:
Capital	$72,442,294
Accumulated net investment income	168,137
Accumulated net realized losses from investment transactions	(4,310,309)
Net unrealized appreciation from investments	23,921,296
Net Assets	$92,221,418
Shares Outstanding (par value $0.01, unlimited number of shares authorized)	6,921,479
Net Asset Value, Offering Price and Redemption Price per share	$13.32

STATEMENT OF OPERATIONS
For the year ended March 31, 2011

Investment Income:
Interest	$455
Dividends	1,513,993
Less: Foreign tax withholding	(12,168)
Total Investment Income	1,502,280
Expenses:
Investment adviser	584,290
Administration and accounting	160,000
Shareholder services	9,350
Trustee	5,305
Custodian	16,782
Transfer agency	33,085
Chief compliance officer	3,925
Other	69,312
Total expenses before fee reductions	882,049
Fees voluntarily reduced by the administrator	(51,264)
Fees contractually reduced by the investment adviser	(51,177)
Net Expenses	779,608
Net Investment Income	722,672
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	702,216
Change in unrealized appreciation from investments	10,844,878
Net realized/unrealized gains from investments	11,547,094
Change in Net Assets Resulting from Operations	$12,269,766

40	See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2011	2010
Investment Activities:
Operations:
Net investment income	$722,672	$720,642
Net realized gains from investment transactions	702,216	189,768
Change in unrealized appreciation from investments	10,844,878	21,354,847
Change in Net Assets Resulting from Operations	12,269,766	22,265,257
Dividends:
Net investment income	(751,640)	(834,615)
Change in Net Assets Resulting from Shareholder Dividends	(751,640)	(834,615)
Capital Share Transactions:
Proceeds from shares issued	12,894,252	13,452,300
Dividends reinvested	656,460	682,616
Cost of shares redeemed	(4,934,188)	(6,758,378)
Change in Net Assets Resulting from Capital Share Transactions	8,616,524	7,376,538
Change in Net Assets	20,134,650	28,807,180
Net Assets:
Beginning of period	72,086,768	43,279,588
End of period	$92,221,418	$72,086,768
Share Transactions:
Issued	1,070,417	1,398,576
Reinvested	52,643	63,147
Redeemed	(411,508)	(657,388)
Change in Shares	711,552	804,335
Accumulated net investment income	$168,137	$197,105

See Notes to Financial Statements	41

Financial Highlights	Walden Social Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.61	$8.01	$12.54	$12.31	$12.09
Investment Activities:
Net investment income	0.11	0.11	0.14(a)	0.08	0.07
Net realized and unrealized gains (losses) from investment transactions	1.71	3.63	(4.48)	0.57	0.61
Total from Investment Activities	1.82	3.74	(4.34)	0.65	0.68
Dividends:
Net investment income	(0.11)	(0.14)	(0.10)	(0.08)	(0.08)
Net realized gains from investments	—	—	(0.09)	(0.34)	(0.38)
Total Dividends	(0.11)	(0.14)	(0.19)	(0.42)	(0.46)
Net Asset Value, End of Period	$13.32	$11.61	$8.01	$12.54	$12.31
Total Return	15.77%	46.79%	(34.74)%	5.01%	5.62%
Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$92,221	$72,087	$43,280	$51,903	$49,873
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.93%	1.18%	1.36%	0.59%	0.68%
Ratio of expenses (before fee reductions) to average net assets(b)	1.13%	1.16%	1.19%	1.18%	1.15%
Portfolio Turnover Rate	13.07%	25.16%	40.07%	44.67%	25.50%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

42	See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Innovations Fund March 31, 2011

COMMON STOCKS (96.3%)
Security Description	Shares	Fair Value ($)

Consumer Discretionary (12.2%)
Ambassadors Group, Inc.	9,400	102,930
Amerigon, Inc.(a)	15,950	243,556
Capella Education Co.(a)	8,200	408,278
Fuel Systems Solutions, Inc.(a)	12,900	389,322
Hibbett Sports, Inc.(a)	13,200	472,692
John Wiley & Sons, Inc., Class A	18,900	960,876
K12, Inc.(a)	9,690	326,553
LKQ Corp.(a)	25,100	604,910
NutriSystem, Inc.	10,000	144,900
Select Comfort Corp.(a)	19,300	232,758
Tempur-Pedic International, Inc.(a)	11,100	562,326
The Men’s Wearhouse, Inc.	8,325	225,275
Under Armour, Inc., Class A(a)	11,400	775,770
Universal Technical Institute, Inc.	10,900	212,005
		5,662,151
Consumer Products (3.0%)
Darling International, Inc.(a)	15,000	230,550
Hain Celestial Group, Inc.(a)	8,500	274,380
Lifeway Foods, Inc.(a)	10,515	109,566
United Natural Foods, Inc.(a)	17,400	779,868
		1,394,364
Energy (5.9%)
CARBO Ceramics, Inc.	9,000	1,270,080
Dawson Geophysical Co.(a)	3,900	171,132
Lufkin Industries, Inc.	6,200	579,514
Natural Gas Services Group, Inc.(a)	12,000	213,120
OYO Geospace Corp.(a)	2,300	226,734
Tesco Corp.(a)	12,525	274,924
		2,735,504
Financial Services (18.2%)
Bank of Hawaii Corp.	16,400	784,248
Corporate Office Properties Trust	13,400	484,276
Dime Community Bancshares	30,200	445,752
DuPont Fabros Technology, Inc.	20,300	492,275
East West Bancorp, Inc.	32,600	715,896
eHealth, Inc.(a)	30,000	399,000
Green Dot Corp., Class A(a)	8,400	360,444
Horace Mann Educators Corp.	25,400	426,720
Independent Bank Corp.	14,100	380,841
Investment Technology Group, Inc.(a)	22,500	409,275
Ocwen Financial Corp.(a)	27,700	305,254
Orrstown Financial Services, Inc.	7,300	204,400
Parkway Properties, Inc.	11,200	190,400
Signature Bank(a)	13,400	755,760
Southside Bancshares, Inc.	12,025	257,335
TCF Financial Corp.	35,600	564,616
Texas Capital Bancshares, Inc.(a)	7,900	205,321
UMB Financial Corp.	17,000	635,035
Umpqua Holdings Corp.	36,900	422,136
		8,438,984
Health Care (13.9%)
American Medical Systems Holdings, Inc.(a)	17,200	372,208
Bruker Corp.(a)	37,600	783,960
Cantel Medical Corp.	8,500	218,875
Computer Programs & Systems, Inc.	3,800	244,264
Gen-Probe, Inc.(a)	5,050	335,068
ICU Medical, Inc.(a)	8,200	358,996
Landauer, Inc.	9,150	562,908
Meridian Bioscience, Inc.	28,300	678,917
Neogen Corp.(a)	18,400	761,392
Nutraceutical International Corp.(a)	6,400	95,872
Quality Systems, Inc.	9,900	825,066
West Pharmaceutical Services, Inc.	15,900	711,843
Wright Medical Group, Inc.(a)	10,500	178,605
ZOLL Medical Corp.(a)	7,600	340,556
		6,468,530
Industrial Materials (3.9%)
Commercial Metals Co.	26,000	449,020
Minerals Technologies, Inc.	9,900	678,348
Quaker Chemical Corp.	11,500	461,955
STR Holdings, Inc.(a)	11,700	224,406
		1,813,729
Industrial Products & Services (17.4%)
American Science & Engineering, Inc.	7,700	711,172
Apogee Enterprises, Inc.	20,400	269,076
Calgon Carbon Corp.(a)	14,600	231,848
CLARCOR, Inc.	20,500	921,065
ESCO Technologies, Inc.	6,125	233,669
Fuel-Tech, Inc.(a)	24,500	218,050
Genesee & Wyoming, Inc., Class A(a)	17,800	1,035,960
Herman Miller, Inc.	7,600	208,924
Hub Group, Inc., Class A(a)	6,000	217,140
Layne Christensen Co.(a)	5,300	182,850
Lindsay Manufacturing Co.	7,100	561,042
Met-Pro Corp.	8,600	102,340
Middleby Corp.(a)	6,400	596,608
Simpson Manufacturing Co., Inc.	14,400	424,224
Team, Inc.(a)	26,300	690,638
Wabtec Corp.	14,650	993,710
Watts Water Technologies, Inc., Class A	13,000	496,470
		8,094,786
Information Technology (18.3%)
Blackbaud, Inc.	14,400	392,256
Blackboard, Inc.(a)	7,600	275,424
Blue Coat Systems, Inc.(a)	18,100	509,696
Bottomline Technologies, Inc.(a)	12,350	310,479
Ceragon Networks Ltd.(a)	26,600	321,328
Coherent, Inc.(a)	6,500	377,715
CommVault Systems, Inc.(a)	13,100	522,428
InterDigital, Inc.	10,000	477,100
Itron, Inc.(a)	2,450	138,278
J2 Global Communications, Inc.(a)	24,900	734,799
Liquidity Services, Inc.(a)	22,200	396,492
National Instruments Corp.	21,350	699,639
Net 1 UEPS Technologies, Inc.(a)	24,100	207,260
NIC, Inc.	23,400	291,564
Plantronics, Inc.	26,700	977,754
Power Integrations, Inc.	18,700	716,771
Renaissance Learning, Inc.	12,800	150,400
Sapient Corp.(a)	56,500	646,925
SunPower Corp., Class B(a)	4,275	71,264
Wright Express Corp.(a)	6,500	336,960
		8,554,532
Utilities (3.5%)
American States Water Co.	5,100	182,886
New Jersey Resources Corp.	16,300	700,085
Ormat Technologies, Inc.	3,500	88,655
South Jersey Industries, Inc.	11,400	638,058
		1,609,684
TOTAL COMMON STOCKS (Cost $36,410,120)		44,772,264

INVESTMENT COMPANIES (4.8%)
Victory Federal Money Market, Investor Shares, 0.01% (b)	2,244,939	2,244,939
Total Investment Companies (Cost $2,244,939)		2,244,939
Total Investments (Cost $38,655,059) (c) — 101.1%		47,017,203
Liabilities in excess of other assets — (1.1)%		(528,830)
NET ASSETS — 100.0%		$ 46,488,373

(a)	Represents non-income producing security
(b)	Rate disclosed is the seven day yield as of March 31, 2011.
(c)	See Federal Tax Information listed in the Notes to Financial Statements.

See Notes to Financial Statements	43

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2011

Assets:
Investments, at fair value (cost $38,655,059)	$47,017,203
Dividends receivable	40,354
Receivable for investments sold	301,193
Receivable for capital shares issued	261,379
Prepaid expenses and other assets	12,174
Total Assets	47,632,303
Liabilities:
Payable for investments purchased	1,108,109
Accrued expenses and other liabilities:
Investment adviser	17,653
Administration and accounting	1,073
Custodian	2,235
Transfer agent	4,406
Trustee	124
Other	10,330
Total Liabilities	1,143,930
Net Assets	$46,488,373
Composition of Net Assets:
Capital	$35,226,181
Accumulated net investment income	—
Accumulated net realized gains from investment transactions	2,900,048
Net unrealized appreciation from investments	8,362,144
Net Assets	$46,488,373
Shares Outstanding (par value $0.01, unlimited number of shares authorized)	2,634,936
Net Asset Value, Offering Price and Redemption Price per share	$17.64

STATEMENT OF OPERATIONS
For the year ended March 31, 2011

Investment Income:
Dividends	$346,950
Total Investment Income	346,950
Expenses:
Investment adviser	228,601
Administration and accounting	65,793
Trustee	2,085
Custodian	24,076
Transfer agency	32,763
Chief compliance officer	1,450
Other	32,806
Total expenses before fee reductions	387,574
Fees voluntarily reduced by the administrator	(20,187)
Fees contractually reduced by the investment adviser	(61,924)
Net Expenses	305,463
Net Investment Income	41,487
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	3,540,130
Change in unrealized appreciation from investments	4,488,197
Net realized/unrealized gains from investments	8,028,327
Change in Net Assets Resulting from Operations	$8,069,814

44	See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the year ended	For the year ended
	March 31,	March 31,
	2011	2010
Investment Activities:
Operations:
Net investment income	$41,487	$31,441
Net realized gains from investment transactions	3,540,130	760,908
Change in unrealized appreciation/depreciation from investments	4,488,197	3,930,123
Change in Net Assets Resulting from Operations	8,069,814	4,722,472
Dividends:
Net investment income	(61,121)	(27,286)
Net realized gains from investment transactions	(1,120,030)	(255,693)
Change in Net Assets Resulting from Shareholder Dividends	(1,181,151)	(282,979)
Capital Share Transactions:
Proceeds from shares issued	17,622,443	11,604,131
Proceeds from shares issued in subscription in-kind (a)	—	4,083,411
Dividends reinvested	820,114	134,996
Cost of shares redeemed	(899,498)	(545,628)
Change in Net Assets Resulting from Capital Share Transactions	17,543,059	15,276,910
Change in Net Assets	24,431,722	19,716,403
Net Assets:
Beginning of period	22,056,651	2,340,248
End of period	$46,488,373	$22,056,651
Share Transactions:
Issued	1,129,578	1,000,056
Issued in subscription in-kind (a)	—	289,822
Reinvested	50,750	10,317
Redeemed	(58,814)	(41,475)
Change in Shares	1,121,514	1,258,720
Accumulated net investment income	$—	$6,164

(a)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	45

Financial Highlights	Walden Small Cap Innovations Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the period
	ended	ended	ended
	March 31,	March 31,	March 31,
	2011	2010	2009(a)
Net Asset Value, Beginning of Period	$14.57	$9.19	$10.00
Investment Activities:
Net investment income	0.02	0.02	0.03(b)
Net realized and unrealized gains (losses) from investment transactions	3.59	5.60	(0.83)
Total from Investment Activities	3.61	5.62	(0.80)
Dividends:
Net investment income	(0.03)	(0.02)	(0.01)
Net realized gains from investments	(0.51)	(0.22)	—
Total Dividends	(0.54)	(0.24)	(0.01)
Net Asset Value, End of Period	$17.64	$14.57	$9.19
Total Return(c)	25.13%	61.45%	(7.98)%
Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$46,488	$22,057	$2,340
Ratio of net expenses to average net assets(d)	1.00%	1.00%	1.16%
Ratio of net investment income to average net assets(d)	0.14%	0.26%	0.63%
Ratio of expenses (before fee reductions) to average net assets(d)(e)	1.27%	1.68%	9.61%
Portfolio Turnover Rate(c)	36.01%	23.07%	4.37%

(a)	Commenced operations on October 24, 2008.
(b)	Calculated using the average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

46	See Notes to Financial Statements

Notes to Financial Statements	March 31, 2011

1.	Organization:

The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following Boston Trust Funds and Walden Funds (individually a “Fund”, collectively the “Funds”):

	Fund	Short Name
	Boston Trust Balanced Fund	Balanced Fund
	Boston Trust Equity Fund	Equity Fund
	Boston Trust Midcap Fund	Midcap Fund
	Boston Trust Small Cap Fund	Small Cap Fund
	Walden Social Balanced Fund	Social Balanced Fund
	Walden Social Equity Fund	Social Equity Fund
	Walden Small Cap Innovations Fund	Small Cap Innovations Fund

The investment objective of the Balanced Fund and Social Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Social Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the Small Cap Fund and Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Group’s Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not readily available or, in Boston Trust Investment Management, Inc.’s (the “Adviser”) opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board.

Investments in investment companies and money market funds are valued at net asset value per share. Certificates of deposit are valued at acquisition cost.

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Continued	47

Notes to Financial Statements	March 31, 2011

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Debt securities, including those with a remaining maturity of 60 days or less, and certificates of deposit are generally categorized as Level 2 securities in the fair value hierarchy. Open-end investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of March 31, 2011 in valuing the Funds’ investments based on the three levels defined above.

		LEVEL 2
	LEVEL I	Other Significant	Total Investments in
Fund Name	Quoted Prices	Observable Inputs	Securities
Balanced Fund
Common Stocks[1]	$169,183,125	$—	$169,183,125
Corporate Bonds[1]	—	8,465,148	8,465,148
Municipal Bonds[2]	—	6,735,001	6,735,001
U.S. Government & U.S. Government Agency Obligations	—	44,969,180	44,969,180
Investment Companies	3,818,329	—	3,818,329
Total	173,001,454	60,169,329	233,170,783

Equity Fund
Common Stocks[1]	63,171,888	—	63,171,888
Investment Companies	214,061	—	214,061
Total	63,385,949	—	63,385,949

Midcap Fund
Common Stocks[1]	26,589,376	—	26,589,376
Investment Companies	665,515	—	665,515
Total	27,254,891	—	27,254,891

Small Cap Fund
Common Stocks[1]	266,886,102	—	266,886,102
Investment Companies	791,795	—	791,795
Total	267,677,897	—	267,677,897

Social Balanced Fund
Common Stocks[1]	34,701,345	—	34,701,345
Corporate Bonds[1]	—	2,851,247	2,851,247
Municipal Bonds[2]	—	958,303	958,303
U.S. Government & U.S. Government Agency Obligations	—	8,908,548	8,908,548
Investment Companies	363,395	—	363,395
Total	35,064,740	12,718,098	47,782,838

Social Equity
Common Stocks[1]	90,701,547	—	90,701,547
Investment Companies	1,462,078	—	1,462,078
Total	92,163,625	—	92,163,625

Small Cap Innovations Fund
Common Stocks[1]	44,772,264	—	44,772,264
Investment Companies	2,244,939	—	2,244,939
Total	47,017,203	—	47,017,203

[1] For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.
[2] For detailed State classifications, see the accompanying Schedules of Portfolio Investments.

The Funds recognize significant transfers, if any, between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of March 31, 2011 from the valuation input levels used on March 31, 2010. The Funds did not hold any Level 3 securities for the year ended March 31, 2011.

48	Continued

Notes to Financial Statements	March 31, 2011

Security Transactions and Related Income:

Security transactions are recorded no later than one business day after trade date. For financial reporting purposes, security transactions are recorded on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

Dividends to Shareholders:

Dividends are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statement of Operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the year ended March 31, 2011.

3.	Related Party Transactions:
Investment Adviser:

The Funds and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Balanced Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
Small Cap Fund	0.75%
Social Balanced Fund	0.75%
Social Equity Fund	0.75%
Small Cap Innovations Fund	0.75%

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi, as the Funds’ administrator, provides administrative and fund accounting services for a fee that is computed daily and paid monthly at an annual rate of up to 0.20% of the average daily net assets of each Fund. Certain officers of the Group are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as officers of the Group, except the Chief Compliance Officer (the “CCO”). The CCO is not paid directly by the Funds. Rather, the Funds pay Citi for CCO services, which include the services of the CCO.

Under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ CCO. Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the year ended March 31, 2011, the Funds paid Citi $31,282, plus certain out of pocket expenses, for the services provided under the CCO Agreement. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

Foreside Distribution Services, L.P., (“Foreside”), an indirect, wholly owned subsidiary of Foreside Financial Group, LLC, serves as the Funds’ distribution agent. Under the distribution agreement, Foreside receives a fixed fee of $15,000 per year, paid monthly by the Adviser from its profits and not by the Funds, for its services. Foreside is not affiliated with Citi or the Adviser.

Custodian and Transfer Agency:

Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust receives an asset-based fee of 0.02% of the average daily net assets for the first $100 million and 0.015% of the average daily net assets above $100 million, plus per transaction fees. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, Citi receives a fixed fee of $50,000 annually accrued daily and paid monthly, plus certain out of pocket expenses for its services to the Group. At March 31, 2011, each Fund, except the Balanced Fund and the Equity Fund is party to the sub-transfer agency agreement.

Continued	49

Notes to Financial Statements	March 31, 2011

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Fund’s aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective August 1 of every year until the Adviser provides written notice of non-renewal to the Group.

Pursuant to its agreement, for the periods ended March 31, 2009, 2010 and 2011, the Adviser reimbursed fees in the following amounts:

Fund	Amount	Expires	Fund	Amount	Expires
Balanced Fund	$39,648	2012	Social Balanced Fund	$39,013	2012
	44,935	2013		38,125	2013
	—	2014		32,028	2014
Equity Fund	23,578	2012	Social Equity Fund	69,183	2012
	26,106	2013		63,210	2013
	13,866	2014		51,177	2014
Midcap Fund	48,745	2012	Small Cap Innovations Fund	39,182	2012
	29,358	2013		75,530	2013
	27,687	2014		61,924	2014
Small Cap Fund	6,931	2012
	72,080	2013
	105,195	2014

As of March 31, 2011, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Balanced Fund	$84,583
Equity Fund	63,550
Midcap Fund	105,790
Small Cap Fund	184,206
Social Balanced Fund	109,166
Social Equity Fund	183,570
Small Cap Innovations Fund	176,636

During the year ended March 31, 2011, the Balanced Fund recouped $17,016.

Citi has voluntarily agreed to reduce its administrative fees. For the year ended March 31, 2011, Citi voluntarily waived fees as shown on each Fund’s Statement of Operations.

Other Affiliated Transactions:

During the fiscal year ended March 31, 2010, certain securities of separately managed accounts managed by Boston Trust & Investment Management Company, an affiliate of the Adviser, were exchanged, at fair value, as in-kind transfers for shares of the Small Cap Innovations Fund. The total fair value of the securities involved in the in-kind transfers was $886,962, in exchange for 69,511 Shares of the Small Cap Innovations Fund.

On March 11, 2010, the Small Cap Innovations Fund issued capital shares to certain shareholders of the Small Cap Fund, in exchange for securities received from the Small Cap Fund in accordance with procedures adopted by the Board of Trustees pursuant to Rule 17a-7 exemption provided under the 1940 Act as follows:

	Capital Shares	Value of Securities
Fund	Received/(Transferred)	Received/(Transferred)	Realized Gain/(Loss)
Small Cap Fund	(278,774)	$(3,196,449)	$50,886
Small Cap Innovations Fund	220,311	3,196,449	N/A

4.	Purchases and Sales of Securities:
Cost of purchases and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the year ended March 31, 2011, totaled:

Fund	Purchases	Sales and Maturities
Balanced Fund	$33,493,049	$18,620,587
Equity Fund	9,655,003	7,877,133
Midcap Fund	9,100,976	3,641,529
Small Cap Fund	152,539,474	64,202,538
Social Balanced Fund	10,846,287	8,108,169
Social Equity Fund	18,241,370	10,024,054
Small Cap Innovations Fund	26,079,003	10,747,176

50	Continued

Notes to Financial Statements	March 31, 2011

	Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended March 31, 2011, totaled:

	Fund	Purchases	Sales and Maturities
	Balanced Fund	$6,215,954	$13,292,988
	Social Balanced Fund	2,292,389	5,999,931

5.	Federal Income Tax Information:
	At March 31, 2011, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Gross Tax	Gross Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Balanced Fund	$168,011,923	$65,986,616	$(827,756)	$65,158,860
Equity Fund	37,759,569	26,109,342	(482,962)	25,626,380
Midcap Fund	19,397,305	7,907,073	(49,487)	7,857,586
Small Cap Fund	219,441,211	53,598,627	(5,361,941)	48,236,686
Social Balanced Fund	39,416,758	8,849,112	(483,032)	8,366,080
Social Equity Fund	68,249,266	25,239,767	(1,325,408)	23,914,359
Small Cap Innovations Fund	38,656,357	9,057,689	(696,843)	8,360,846

The tax character of distributions paid during the fiscal year ended March 31, 2011 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]
Balanced Fund	$3,144,788	$—	$3,144,788	$—	$3,144,788
Equity Fund	457,037	—	457,037	—	457,037
Midcap Fund	43,671	407,930	451,601	—	451,601
Small Cap Fund	5,481,798	1,422,147	6,903,945	—	6,903,945
Social Balanced Fund	566,820	—	566,820	—	566,820
Social Equity Fund	751,640	—	751,640	—	751,640
Small Cap Innovations Fund	957,455	223,696	1,181,151	—	1,181,151

The tax character of distributions paid during the fiscal year ended March 31, 2010 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]
Balanced Fund	$3,153,684	$—	$3,153,684	$—	$3,153,684
Equity Fund	435,641	—	435,641	—	435,641
Midcap Fund	33,641	—	33,641	—	33,641
Small Cap Fund	147,516	—	147,516	—	147,516
Social Balanced Fund	460,378	—	460,378	—	460,378
Social Equity Fund	834,615	—	834,615	—	834,615
Small Cap Innovations Fund	282,970	9	282,979	—	282,979
[1] Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

As of March 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long-Term Capital	Accumulated	Capital and Other	Appreciation	Accumulated
	Income	Gains	Earnings	Losses	(Depreciation)[2]	Earnings (Deficit)
Balanced Fund	$792,718	$—	$792,718	$(2,255,997)	$65,158,860	$63,695,581
Equity Fund	131,770	—	131,770	(2,947,842)	25,626,380	22,810,308
Midcap Fund	154,434	342,728	497,162	—	7,857,586	8,354,748
Small Cap Fund	4,493,900	12,435,760	16,929,660	—	48,236,686	65,166,346
Social Balanced Fund	134,162	—	134,162	(1,107,598)	8,366,080	7,392,644
Social Equity Fund	168,137	—	168,137	(4,303,372)	23,914,359	19,779,124
Small Cap Innovations Fund	897,007	2,004,339	2,901,346	—	8,360,846	11,262,192
[2] The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

Continued	51

Notes to Financial Statements	March 31, 2011

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds did not have any post October losses for the year ended March 31, 2011.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryforwards, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards.

Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

As of March 31, 2011, the following Funds had net capital loss carryforwards, which are available to offset future realized gains. To the extent these carryforwards are used to offset future gains, it is probable that the amounts offset will not be distributed to shareholders.

Fund	Amount	Expires
Balanced Fund	$2,255,997	2018
Equity Fund	506,202	2017
Equity Fund	2,441,640	2018
Social Balanced Fund	1,107,598	2018
Social Equity Fund	212,103	2017
Social Equity Fund	4,091,269	2018

During the year ended March 31, 2011, the following Funds utilized capital loss carryforwards to offset realized capital gains:

Fund	Amount
Balanced Fund	$286,429
Equity Fund	252,961
Midcap Fund	244,417
Social Balanced Fund	837,767
Social Equity Fund	699,549

As of March 31, 2011, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net	Accumulated Net
	Investment Income	Realized Gains	Paid in Capital
Small Cap Fund	$54,474	$(54,475)	$1
Social Balanced Fund	1	1	(2)
Small Cap Innovations Fund	13,470	(13,470)	—

6.  Control Ownership and Principal Holders:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of March 31, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below:

Fund	Control Ownership	% of Ownership
Balanced Fund	Boston Trust & Investment Management Company	95.7
Equity Fund	Boston Trust & Investment Management Company	98.9
Midcap Fund	Boston Trust & Investment Management Company	95.0
Social Balanced Fund	Boston Trust & Investment Management Company	67.2
	TIAA-CREF	27.8
Social Equity Fund	Boston Trust & Investment Management Company	26.8
	Charles Schwab & Co.	27.1
	TIAA-CREF	30.7
Small Cap Innovations Fund	Boston Trust & Investment Management Company	56.8

7.   Subsequent Events:
On May 19, 2011, the Board of Trustees of the Group approved a name change for the Group to Boston Trust & Walden Funds. This name change will become effective August 1, 2011.

52	Continued

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Coventry Group:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Coventry Group, comprising the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund, Walden Social Equity Fund, and Walden Small Cap Innovations Fund (the “Funds”) as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to the period ended March 31, 2009 were audited by another independent registered public accounting firm, who expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Coventry Group as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
May 25, 2011

53

Supplementary Information (Unaudited)	March 31, 2011

Federal Income Tax Information:
During the fiscal year ended March 31, 2011, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Midcap Fund	$407,930
Small Cap Fund	1,422,147
Small Cap Innovations Fund	223,696

During the fiscal year ended March 31, 2011, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Small Cap Fund	$5,092,877
Small Cap Innovations Fund	909,804

For the fiscal year ended March 31, 2011, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Balanced Fund	79.58%
Equity Fund	100.00%
Midcap Fund	100.00%
Small Cap Fund	31.81%
Social Balanced Fund	87.76%
Social Equity Fund	100.00%
Small Cap Innovations Fund	21.20%

For the fiscal year ended March 31, 2011, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

Qualified Dividend Income
Balanced Fund	84.32%
Equity Fund	100.00%
Midcap Fund	100.00%
Small Cap Fund	31.99%
Social Balanced Fund	93.49%
Social Equity Fund	100.00%
Small Cap Innovations Fund	21.28%

54	Continued

Supplementary Information (Unaudited)	March 31, 2011

Table of Shareholder Expenses:
As a shareholder of the Boston Trust Funds and Walden Funds, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010, through March 31, 2011.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period[1]	During Period
	10/1/10	3/31/11	10/1/10 - 3/31/11	10/1/10 - 3/31/11
Balanced Fund	$1,000.00	$1,116.50	$5.28	1.00%
Equity Fund	1,000.00	1,172.50	5.42	1.00%
Midcap Fund	1,000.00	1,195.60	5.47	1.00%
Small Cap Fund	1,000.00	1,247.00	5.60	1.00%
Social Balanced Fund	1,000.00	1,103.10	5.24	1.00%
Social Equity Fund	1,000.00	1,155.70	5.37	1.00%
Small Cap Innovations Fund	1,000.00	1,241.10	5.59	1.00%
[1]
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Fund’s and Walden Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period[1]	During Period
	10/1/10	3/31/11	10/1/10 - 3/31/11	10/1/10 - 3/31/11
Balanced Fund	$1,000.00	$1,019.95	$5.04	1.00%
Equity Fund	1,000.00	1,019.95	5.04	1.00%
Midcap Fund	1,000.00	1,019.95	5.04	1.00%
Small Cap Fund	1,000.00	1,019.95	5.04	1.00%
Social Balanced Fund	1,000.00	1,019.95	5.04	1.00%
Social Equity Fund	1,000.00	1,019.95	5.04	1.00%
Small Cap Innovations Fund	1,000.00	1,019.95	5.04	1.00%
[1]
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

55

Supplementary Information (Unaudited)	March 31, 2011

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Funds invested, as a percentage of total portfolio investments, in the following industries as of March 31, 2011.

Boston Trust Balanced Fund		Boston Trust Equity Fund		Boston Trust Midcap Fund		Boston Trust Small Cap Fund

Security Allocation	Percentage of	Security Allocation	Percentage of	Security Allocation	Percentage of	Security Allocation	Percentage of
for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio
Portfolio Investments	Investments	Portfolio Investments	Investments	Portfolio Investments	Investments	Portfolio Investments	Investments
U.S. Gov’t. Obligations	19.4%	Industrial Prods & Svcs	18.2%	Industrial Prods & Svcs	16.1%	Information Technology	18.9%
Industrial Prods & Svcs	13.6%	Information Technology	16.5%	Financial Services	15.2%	Financial Services	18.7%
Information Technology	12.2%	Energy	16.4%	Information Technology	15.1%	Industrial Prods & Svcs	18.2%
Energy	11.8%	Financial Services	13.0%	Consumer Discretionary	12.9%	Health Care	14.3%
Financial Services	11.6%	Consumer Products	12.2%	Health Care	11.2%	Consumer Discretionary	12.5%
Consumer Products	10.3%	Health Care	10.2%	Energy	9.2%	Energy	6.4%
Health Care	7.2%	Consumer Discretionary	7.4%	Consumer Products	8.0%	Industrial Materials	4.0%
Consumer Discretionary	5.8%	Industrial Materials	5.8%	Industrial Materials	5.1%	Utilities	3.6%
Industrial Materials	3.3%	Investment Companies	0.3%	Utilities	3.6%	Consumer Products	3.1%
Municipal Bonds	2.9%	Total	100.0%	Investment Companies	2.4%	Investment Companies	0.3%
Investment Companies	1.6%			Telecommunications	1.2%	Total	100.0%
Telecommunications	0.2%			Total	100.0%
Basic Materials	0.1%
Total	100.0%

The Walden Funds invested, as a percentage of total portfolio investments, in the following industries as of March 31, 2011.

Walden Social Balanced Fund		Walden Social Equity Fund		Walden Small Cap Innovations Fund

	Percentage of		Percentage of		Percentage of
Security Allocation for the	Total Portfolio	Security Allocation for the	Total Portfolio	Security Allocation for the	Total Portfolio
Schedule of Portfolio Investments	Investments	Schedule of Portfolio Investments	Investments	Schedule of Portfolio Investments	Investments
U.S. Gov’t. Obligations	18.7%	Information Technology	17.6%	Information Technology	18.2%
Information Technology	14.2%	Industrial Prods & Svcs	15.0%	Financial Services	17.9%
Financial Services	13.2%	Consumer Products	14.9%	Industrial Prods & Svcs	17.2%
Industrial Prods & Svcs	11.7%	Energy	13.5%	Health Care	13.8%
Energy	10.5%	Health Care	11.7%	Consumer Discretionary	12.0%
Health Care	8.5%	Financial Services	11.2%	Energy	5.8%
Consumer Products	7.9%	Consumer Discretionary	9.3%	Investment Companies	4.8%
Consumer Discretionary	7.5%	Industrial Materials	4.8%	Industrial Materials	3.9%
Industrial Materials	4.1%	Investment Companies	1.6%	Utilities	3.4%
Municipal Bonds	2.0%	Utilities	0.4%	Consumer Products	3.0%
Investment Companies	0.8%	Total	100.0%	Total	100.0%
Utilities	0.7%
Telecommunications	0.2%
Total	100.0%

Other Information:
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge,upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management, Inc. website at http://www.btim.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

56	Continued

Supplementary Information (Unaudited)	March 31, 2011

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund, Walden Social Equity Fund and Walden Small Cap Innovations Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board, including a majority of the Trustees who are not “interested persons” of the Funds or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 25, 2011. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Funds and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on February 25, 2011, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board reviewed the performance of the Funds from inception through December 31, 2010, comparing the performance to various indices and, in the case of the Boston Trust Balanced Fund and the Walden Social Balanced Fund, to a composite index comprised of stocks, bond and money market indices. The Boston Trust Equity Fund, Boston Trust Midcap Fund and Walden Social Equity Fund outperformed their respective indices for the one year, five-year and since inception periods ended December 31, 2010. The Boston Trust Balanced Fund outperformed the composite return and the S&P 500 Index for all periods, but lagged the Barclays Capital Government/Credit Bond Index for the five-year period ended December 31, 2010. The Walden Social Balanced Fund underperformed the S&P 500 for the one-year period, the composite return for the five-year period and the Barclays Capital Government/Credit Bond Index for the five-year and since inception periods. The Boston Trust Small Cap and the Walden Small Cap Innovations Fund outperformed the Russell Midcap Index and the Russell 2000 Index, respectively, for all periods other than the one-year period ended December 31, 2010.

Turning to the level of the advisory fees paid by the Funds, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data for comparable funds. The Board noted that, with the exception of the Boston Trust Balanced Fund, Boston Trust Equity Fund, Walden Social Balanced Fund and Walden Social Equity Fund, each Fund has a contractual advisory fee that is at or below the average fee for the peer group. The contractual advisory fees for the Boston Trust Equity Fund and Walden Social Equity Fund, meanwhile, were near the median for the peer group, while the contractual advisory fees for the Boston Trust Balanced Fund and Walden Social Balanced Fund were above the median for the peer group average, but below the highest fees in the peer group. The Board noted that the Adviser has been operating under an Expense Limitation Agreement that requires BTIM to waive fees and/or reimburse expenses to the extent total operation expenses of all any Fund exceeds 1.00%. The actual advisory fees charged by all the Boston Trust and Walden Funds, except the Boston Trust Balanced Fund, are below the peer group average after expense waivers and/or reimbursements. Actual advisory fees for the Boston Trust Balanced Fund are above the peer group average, but well below the highest fees paid by funds in the peer group. Turning to total operating expenses, the Board noted that the expense ratios for all the Boston Trust Funds and Walden Funds, other than the Boston Trust Equity Fund and the Walden Social Equity Fund, are lower than the industry average after expense waivers and/or reimbursements. The expense ratios, after expense waivers and/or reimbursements, for the Boston Trust Equity Fund and the Walden Social Equity Fund are one basis point above the industry average and in the middle of the range of expense ratios for the peer group. After considering the comparative data as described above, and the proposed renewal of the Expense Limitation Agreement, the Board concluded that the advisory fees and expense ratios were reasonable.

The Board gave careful consideration to the nature, extent and quality of the services provided by the Adviser to the Funds. The Board reviewed the Adviser’s organizational structure, investment philosophy, portfolio construction process, fixed income approach and brokerage policies. The Board noted the experience and the capabilities of the Adviser’s personnel, as well as the quality of the reports and other materials received from the Adviser. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Continued	57

Supplementary Information (Unaudited)	March 31, 2011

The Board then reviewed financial information collected from the income statements of the Adviser concerning the cost to the Adviser of providing services to the Funds and the overall profitability to the Adviser of its relationship with the Funds. The Board noted that the Adviser’s relationship with the Funds was profitable in spite of the revenue reducing efforts of an Expense Limitation Agreement with the Funds. The Board also reviewed the fees received by the Adviser and its affiliates under the Transfer Agency and Custody Agreements.

In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements of their consideration. The Board took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited, which the Board noted benefits shareholders in each of the Funds. The Board took further notice of the fact that the Adviser has agreed to continue the Expense Limitation Agreement for each of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

Information about Trustees and Officers (Unaudited)	March 31, 2011

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds do not have any Interested Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.btim.com.

Other
				Number of Funds	Directorships
	Positions(s)	Term of Office*		in Fund Complex	Held by Trustee
	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
Name, Date of Birth	the Funds	Time Served	During Past Five Years	Trustee	five years

INDEPENDENT TRUSTEES

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee and Chairman of the Board	Since 1992	President and Chief Executive Officer, Ohio Bankers League, May 1991 to present.	7	None

Diane Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	Managing Director of Financial Planning Services, WealthStone (financial planning firm), July 2008 to present. Principal of King, Dodson Armstrong Financial Advisors, Inc., August 2003 to July 2008. Director of Financial Planning, Hamilton Capital Management, April 2000 to August 2003.	7	None

Dr. James Woodward Date of Birth: 11/24/1939	Trustee	Since 1997	Chancellor Emeritus, University of North Carolina at Charlotte, August 2005 to present. Chancellor, North Carolina State University, June 2009 to April 2010. Chancellor, University of North Carolina at Charlotte, July 1989 to July 2005.	7	None

OFFICERS WHO ARE NOT TRUSTEES

John Danko Date of Birth: 4/17/1967	President	Since 2008	Director, Client Executive, Citi Fund Services Ohio, Inc. (fund administrator), May 1997 to present.

Joel B. Engle Date of Birth: 10/31/1965	Treasurer	Since 2010	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), December 2007 to present. Vice President, Financial Reporting, Spectrum Global Fund Administration, March 2007 to December 2007. Vice President, Fund Administration, Citi Fund Services Ohio, Inc., February 2006 to March 2007.

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc. (fund administrator), May 1995 to present.

Eric B. Phipps ** Date of Birth: 6/20/1971	Chief Compliance Officer	Since 2006	Vice President, Citi Fund Services Ohio, Inc. (fund administrator), June 2006 to present. Staff Accountant, United States Securities and Exchange Commission, October 2004 to May 2006.

*	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.
**
Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Trust. The fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.

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Investment Adviser
Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108

Custodian and Transfer Agent
Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108

Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

Distributor
Foreside Distribution Services, L.P.
3 Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

05/11

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2011	2010
(a)	Audit Fees	$70,000	$70,000

(b)	Audit-Related Fees	$12,000	$12,000

The fees for 2010 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).

The fees for 2011 relate to the consent issuance in three Form 17f-2 filings filed with the SEC.

		2011	2010
(c)	Tax Fees	$14,000	$14,000

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

(d)	2011	2010
All Other Fees	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Coventry Group

By (Signature and Title)*	/s/ John Danko, President

Date	May 23, 2011

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Danko, President

Date	May 23, 2011

By (Signature and Title)*	/s/ Joel Engle, Treasurer

Date	May 23, 2011

*Print the name and title of each signing officer under his or her signature.